Bear Stearns CUFS®

MLP Mortgage Portfolio

of The RBB Fund, Inc.

Prospectus

December 14, 2006

(as revised January 11, 2007)

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a criminal offense.

An investment in the Portfolio is not a credit union deposit and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration (“NCUA”) or any other government agency. An investment in the Portfolio involves investment risks, including possible loss of principal.

INTRODUCTION

The Bear Stearns CUFS® MLP Mortgage Portfolio (the “Portfolio”) is an open-end, non- diversified investment portfolio of The RBB Fund, Inc. (the “Company”). This Prospectus and the Statement of Additional Information (the “SAI”) incorporated herein relate solely to the Portfolio.

Bear Stearns Asset Management Inc. (“BSAM” or the “Adviser”) provides investment advisory services to the Portfolio.

Credit Union Financial Services® and CUFS® are both registered trademarks of Wade Charles Barnett and represent the group generally responsible for acting as adviser to BSAM on relevant issues related to credit unions. In addition, CUFS® will provide program education and marketing to prospective and existing credit union clients.

MLP refers to “Managed Leverage Program,” an investment strategy that is a component of an NCUA-approved Pilot Program. MLP is designed to enable credit unions to generate earnings on statutory excess net worth by using a structured asset management program. MLP seeks to use permitted mortgage-related securities, risk management and hedging strategies to attempt to reduce sensitivity to interest rate risk. Although the NCUA approved the Pilot Program, the NCUA does not regulate, insure or guarantee the Portfolio or its investment strategies.

The Portfolio is offered solely to eligible state and federally chartered credit unions. See “Shareholder Information — Purchase of Portfolio Shares.” Shares of the Portfolio (“Shares”) are designed to qualify as eligible investments for federally chartered credit unions pursuant to Part 1757, Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act (“FCUA”) and Part 703 of the NCUA Rules and Regulations. The NCUA has issued to the Adviser a waiver with respect to the Portfolio from the following provisions of the NCUA Rules and Regulations: Section 703.13(a)-Permissible Investment Activities: Regular way settlement and delivery versus payment; Section 703.15-Prohibited Investment Activities: Adjusted trading or short sales; Section 703.16(a)-Prohibited Investments: Derivatives; and Section 703.16(e)-Prohibited Investments: Other Prohibited Investments (including stripped mortgage-backed securities).

Shares of the Portfolio may or may not qualify as eligible investments for particular state chartered credit unions. You should consult qualified legal counsel to determine whether an investment in Shares of the Portfolio by a particular credit union qualifies as an eligible investment under applicable law.

BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO

Investment Objective

The Portfolio’s primary investment objective is to seek high total return. Preservation of capital is the Portfolio’s secondary investment objective. The Portfolio’s investment objectives are not fundamental and may be changed without shareholder approval by the Company’s Board of Directors. The Portfolio will provide written notice to shareholders at least 60 days prior to changing either investment objective.

Principal Investment Strategies

Investments

The Portfolio intends to invest all of its assets in obligations authorized by the FCUA or otherwise permitted pursuant to a waiver granted by the NCUA with respect to certain FCUA rules and regulations.

Mortgage-related securities. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including any borrowings for investment purposes) in mortgage-related securities, including:

•	privately-issued mortgage-related securities, rated at the time of purchase in one of the two highest rating categories by a nationally recognized statistical ratings organization (“NRSRO”); and

•	mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government securities”).

Types of mortgage-related securities. The Portfolio may hold various types of mortgage-related securities, including:

•	adjustable rate and fixed rate mortgage pass-through securities;

•	collateralized mortgage obligations (“CMOs”) and other multiclass mortgage-related securities;

•	other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans;

•	mortgage dollar rolls; and

•	stripped mortgage-backed securities (“SMBS”), including interest only (“IO”) SMBS, inverse floating IO SMBS, and principal only (“PO”) SMBS, as well as other floating rate and inverse floating rate debt instruments.

The Portfolio will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in mortgage-related securities.

The Portfolio may also invest in:

Derivative instruments. The Portfolio will primarily use these derivative instruments to manage or hedge risks associated with its investments in mortgage-related securities. The Portfolio may invest in derivative instruments including:

•	interest rate swaps and total return swaps on indices and sub-indices on instruments otherwise eligible for investment, and options thereon (including swaptions);

•	futures (Treasury, Eurodollar and Federal Funds) and options (including put and call options on financial futures contracts);

•	options on securities otherwise eligible for investment;

•	interest rate caps;

•	interest rate floors; and

•	interest rate collars.

The Portfolio may also invest in derivative instruments for the purpose of generating investment return (which may be considered speculative).

Other investments. The Portfolio may invest in other instruments, including:

•	other U.S. Government securities and related custodial receipts;

•	U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (but only to the extent permitted under the FCUA and the rules, regulations and interpretations thereunder); and

•	repurchase agreements (to gain investment return) and reverse repurchase agreements (to effectively borrow money).

Investment Strategy

The Adviser seeks high total return consistent with preservation of capital. The Adviser intends to utilize a wide spectrum of mortgage-related securities, subject to the limitations in this Prospectus, in conjunction with hedging instruments and strategies to reduce risk.

Duration. “Duration” refers to the sensitivity of an instrument or portfolio to parallel movements in interest rates. That is, the higher the duration, the greater the sensitivity an instrument or portfolio has to movements in interest rates. “Effective duration” is a measure of duration that incorporates cash flow variability into the analysis and considers the likelihood that a particular security will be called or prepaid prior to maturity based on prevailing interest rates. The longer the effective duration of a security, the more the security is affected by movements in interest rates.

Theoretically, for each 1% parallel increase in interest rates, a security declines in principal value equal to its effective duration with all other factors unchanged. For example, if the effective duration of the Portfolio is two years and interest rates rise 1%, the principal value of the Portfolio could be expected to decrease by approximately 2%. If the effective duration of the portfolio is -2 years and interest rates rise 1%, the principal value of the Portfolio could be expected to increase by approximately 2%.

Generally, the Adviser expects that under normal circumstances, the overall “effective” duration of the Portfolio will be between -2 and +2 years as calculated using the Adviser’s mortgage risk models. Unlike traditional fixed income securities that have a positive effective duration and are expected to appreciate in value as interest rates fall, a negative effective duration may indicate that the Portfolio would be expected to benefit from a rise in interest rates. A negative duration can be caused either by the use of particular classes of securities that benefit from rising interest rates (such as certain interest-only securities) or by the use of hedging techniques that may result in “over-hedging” of the interest-rate risk inherent in the securities being hedged. The Adviser generally intends to minimize the Portfolio’s sensitivity to movements in interest rates, and corresponding fluctuation in the Portfolio’s net asset value. There is no guarantee that the Adviser can successfully protect the Portfolio’s principal value.

Calculating effective duration requires estimates of possible future interest rates, historical and estimated prepayment rates, call options, and other cash flow variables. Estimates of these factors are used in pricing models to calculate effective duration. In computing effective portfolio duration, the Adviser will estimate the duration of obligations that are subject to repayment or redemption by the issuer, taking into account the influence of interest rates on prepayments of mortgages that make up the Portfolio’s holdings. There can be no assurance that estimates will be correct or that models calculating effective duration will be applied or implemented correctly.

There also can be no assurance that the Adviser’s estimation of duration will be accurate or that the duration of the Portfolio will always remain within its maximum target duration.

Convexity. Convexity can be a useful measure of risk. Convexity refers to the relationship between a bond’s duration and changes in interest rates. Generally, convexity may complicate the Adviser’s ability to achieve its goal of maintaining low interest rate sensitivity for the Portfolio, especially during periods of higher interest rate volatility.

For securities with embedded options, there are limitations in relying solely on effective duration as the measure of interest rate risk. Because effective duration is calculated as an average across numerous potential interest rate scenarios, it does not fully describe how duration can change under certain conditions. Callable bonds, such as those for which the issuer has the right but not the obligation to redeem the bonds at a pre-determined price prior to the bond’s maturity, are a common type of security with embedded options. Most mortgage-backed securities also have callable features embedded in them, as the early payment or refinancing of principal by the underlying borrowers may result in the return of principal to the bondholder prior to the scheduled payment date.

“Effective convexity” is a statistic used to help describe the expected sensitivity of an instrument’s duration to interest rate changes. For securities with negative convexity (e.g., many mortgage-related and callable securities), duration tends to underestimate a bond’s price fall for a rise in interest rates, and overestimate a bond’s price rise for a fall in interest rates. For bonds that have greater degrees of negative convexity, model estimates of effective duration tend to be less reliable as a measure of interest rate risk. The Adviser calculates effective convexity to better estimate the Portfolio’s sensitivity to interest rates. The Portfolio’s minimum convexity will be negative 5 (for avoidance of doubt, in measuring convexity, negative 4 is a greater number than negative 5). This limit applies at the time of purchase of new securities in the Portfolio, as market movements may from time to time adversely affect the Portfolio convexity and temporarily push it below the minimum convexity limit. As with model estimates of effective duration, there can be no assurance that models will provide accurate estimates of effective convexity or that they will be applied or implemented correctly.

Maturity. Maturity measures the time until final payment is due. The Portfolio has no restrictions as to the minimum or maximum maturity of any particular security it holds, but intends to maintain the duration range noted above.

Breadth of investment opportunities. While the Adviser expects that the Portfolio’s overall interest rate sensitivity typically will be low, the Portfolio is structured to take advantage of a range of opportunities throughout the universe of mortgage-related securities. The Adviser may identify value in asset classes that have interest-rate sensitivity greater than would ordinarily be acceptable to the Portfolio. The Portfolio may invest in these instruments in conjunction with hedging instruments or with other mortgage securities designed to offset these additional risks. The Adviser intends to use a wide range of mortgage-related securities as part of the strategy. Some of these securities may be very sensitive to changes in interest rates or mortgage prepayment levels. To the extent that the inclusion of certain of these securities would have the impact of increasing interest rate or convexity risk beyond the aggregate portfolio limitations outlined above, securities with offsetting risks or hedging instruments will be used in an attempt to reduce the overall portfolio risks to meet those limitations. Because the investments or hedging instruments may behave in a manner other than that which is expected, there is no guarantee that this strategy will have the desired result.

Short sales. The Portfolio may engage in short-sales of securities. Short sales involve selling securities that the Portfolio does not own and borrowing them for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Portfolio to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The extent to which the Portfolio engages in short sales will depend upon investment strategy and opportunities. A short sale creates the risk of a theoretically unlimited loss, because the price of the underlying security could theoretically increase without limit, which would increase the cost to the Portfolio of buying the securities to cover its short position. There is no assurance that the Portfolio will maintain its ability to borrow securities sold short. In such a case, the Portfolio may be forced to repurchase the securities in the open market to return to the lender. There can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the open market. Purchasing securities to close out a short position can itself cause the price of the security to rise, which could exacerbate the loss. The technical aspects of borrowing a security for delivery involve degrees of skill in locating a counterparty to lend the security for delivery and assessing the holdings of securities to determine whether the Portfolio may have to repurchase the securities even if credit deterioration has occurred. Using short sales may cause the Portfolio to lose money.

Principal Risks

You may lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit in any credit union and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the NCUA or any other governmental agency. The net asset value of the Portfolio will fluctuate and may decline for extended periods with no guarantee that the Portfolio’s net asset value will return to its prior level. The Portfolio could underperform other possible investments or benchmarks.

The Portfolio’s principal risks include:

•	Fixed Income Securities Risk – The mortgage-related and fixed income securities held by the Portfolio may experience a drop in price that affects the Portfolio’s net asset value. One reason that this may occur is due to changes in interest rates. Other factors may affect the value of fixed income securities and the Portfolio’s share price, such as financial conditions of a particular issuer and general economic conditions. The Portfolio is also subject to the risk that investment grade fixed income securities in which it invests may underperform particular segments of the fixed income markets or the fixed income markets generally.

Mortgage Risk – The risk that prepayment of principal on the mortgages underlying a particular security may be faster or slower than estimated and may be sensitive to changes in mortgage interest rates. When underlying interest rates are rising, prepayment of principal tends to slow and will tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. This has the tendency to delay the Portfolio’s ability to reinvest principal in higher yielding securities and is known as extension risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected and will tend to shorten the duration of mortgage-related securities. This can reduce the returns of the Portfolio because the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. This is known as prepayment risk. Certain mortgage-related securities, such as PO, IO or inverse floating rate securities, are particularly exposed to prepayment and extension risk. Small changes in mortgage prepayments can significantly impact the cash flow and mortgage value of these securities. The value of POs and IOs may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. An increase in mortgage prepayments of principal may result in significant losses to an IO security. Slower than anticipated prepayments generally adversely affects PO securities. The Portfolio’s share price may be adversely impacted because of its investment in these IO and PO securities.

Interest Rate Risk – The risk that during periods of rising interest rates, the Portfolio’s yield (and the market value of its mortgage-related and other fixed income securities) will tend to be lower than prevailing market rates. In periods of falling interest rates, the Portfolio’s yield (and the market value of its mortgage-related and other fixed income securities) will tend to be higher.

Credit/Default Risk – The risk that the credit rating of an issuer or guarantor of a security may be lowered or that an issuer or guarantor of a security or the counterparty to a derivative contract or repurchase agreement may default on its payment obligations.

•	Derivatives Risk – The risk that loss may result from the Portfolio’s investments in swaps, futures and options and other derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the Portfolio. The Portfolio intends to use derivatives primarily to reduce the risk of its investments in mortgage-related securities or as part of a strategy to reduce exposure to other overall risks, such as interest rate risk, but the Portfolio may also use derivatives as a substitute for taking a position in the underlying asset or to generate additional returns. Using derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Portfolio’s investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when they would be beneficial. The Adviser will adopt procedures to identify and manage risks associated with investing in derivatives.

•	Leverage Risk – The risk that loss may result from the Portfolio’s investments in certain leveraged mortgage-related securities and derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the Portfolio. Leverage may also arise from the Portfolio’s use of borrowed money for leveraging purposes which may affect adversely the value of its share price. Using leverage in a declining market may cause a greater decline in the value of the Portfolio’s Share price than if the Portfolio were not leveraged. Fluctuations in interest rates on borrowings may reduce the Portfolio’s return or dividends it may pay.

•	Repurchase and Reverse Repurchase Agreements Risk – The risk that the other party to a repurchase or reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio. Reverse repurchase transactions are a form of leverage that may also increase the volatility of the Portfolio’s share price.

•	Short Selling – The risk that the Portfolio’s use of short sales will result in losses. A short sale involves the sale of a security that the Portfolio does not own. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limits, thus increasing the cost to the Portfolio of buying those securities to cover the short position. There can be no assurance that the Portfolio will be able to maintain the ability to borrow securities sold short. There also can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the market. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

•	Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. The Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that include derivatives or securities with substantial market and/or credit risk may have a greater exposure to liquidity risk. The Portfolio does not intend to invest more than 15% of its net assets in illiquid securities.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably depending solely on the market conditions of supply and demand. In such a market, the value of such securities and the Portfolio’s share price may change dramatically. The value of a security may decline due to general market conditions that are not specifically related to a particular issuer such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest rates or adverse investor sentiment generally. The value of a security also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The Portfolio’s share price or yield may be adversely impacted by market risk.

•	Market Sector Risk – The risk that the Portfolio’s risk level will depend on the market sectors in which the Portfolio is invested. The Portfolio may overweight or underweight certain market sectors, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.

•	Management Risk – The risk that a strategy used by the Adviser may fail to produce the intended results.

•	U.S. Government Securities Risk – The risk that the U.S. Government will not provide financial support to U.S. Government instrumentalities or sponsored enterprises if it is not obligated to do so by law. Some U.S. Government securities are backed by the full faith and credit of the U.S. Treasury. Other issuers, however, may be chartered or sponsored by Acts of Congress, although their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States.

•	Non-Diversification Risk – The Portfolio is non-diversified, meaning that it is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

•	Model Risk – The risk that the models used by the Adviser will not accurately predict the price movements or the total return for certain securities or for the Portfolio under certain future market conditions even if those market conditions were accurately predicted ahead of time. This risk may arise because models are applied to tasks for which they are inappropriate, because the market conditions that were used for calibration of such models are no longer useful for predicting future market environments, because assumptions used to generate model output are not robust or accurate, or other reasons associated with the inappropriate or incorrect implementation of such models. Even with the proper use of models, it should be understood that models generally provide estimated risk characteristics (such as effective duration and convexity) over a broad range of market scenarios, and may not be appropriate for particular scenarios that may transpire. There can be no assurance that estimates will be accurate or that the models calculating effective duration or effective convexity will be applied or implemented correctly. Additionally, there can be no assurance that the effective duration of the Portfolio will always remain within its targeted range. There can be no assurance that the Portfolio’s convexity generally will be within the limitations stated above (see “Investment Strategy — Convexity” and “Investment Strategy — Duration”).

Performance Information

The Portfolio has not commenced investment operations as of the date of this Prospectus. Therefore, no performance information is available.

Fees and Expenses of the Portfolio

As a shareholder, you pay certain fees and expenses. Total annual Portfolio operating expenses are paid out of Portfolio assets and are reflected in the Portfolio’s price. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management fees	0.48%
Distribution (12b-1) fees	None
Other Expenses (1)	0.12%

Total annual Portfolio operating expenses (2)	0.60%

(1)	Other expenses for the Portfolio are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.

(2)	The Adviser is voluntarily waiving a portion of its advisory fee and/or reimbursing certain expenses in order to limit total annual Portfolio operating expenses to 0.60% of the Portfolio’s average daily net assets. These waivers and/or reimbursements may be terminated by the Adviser at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Portfolio remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$61	$192

MORE ABOUT THE PORTFOLIO’S INVESTMENTS AND RISKS

The Risk/Return Summary describes the Portfolio’s investment objective and its principal investment strategies and risks. This section provides some additional information about the Portfolio’s investments and certain portfolio management techniques that the Portfolio may use. More information about the Portfolio’s investments and portfolio management techniques, some of which entail risks, is included in the SAI.

More About the Portfolio’s Investments

Mortgage-Related Securities. Mortgage-related securities may be issued by private companies or by government-sponsored entities or agencies of the U.S. Government, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Ginnie Mae is a wholly-owned corporation of the U.S. Government.

Mortgage-related securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-related securities. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs may exhibit more or less price volatility and interest rate sensitivity than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Portfolio may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Stripped mortgage-backed securities (“SMBS”) represent the right to receive payments of interest (“IOs”) or payments of principal (“POs”) on underlying pools of mortgage securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. IOs are particularly subject to prepayment risk. The Portfolio may obtain a below market yield or incur a loss on such instruments. POs are particularly subject to extension risk.

Mortgage instruments, such as SMBS, often employ features that have the effect of leverage. As a result, small changes in interest rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged.

The Portfolio seeks to invest in floating rate debt instruments (“floaters”). While floaters provide a certain degree of protection against rises in interest rates, their yields fall in a decline in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may also invest in inverse floating IOs, which are IO securities related to inverse floaters. The Portfolio generally may invest no more than 50% of its total assets at the time of purchase in IO, inverse floating interest only, or PO securities in the aggregate. Within this 50% limit, IO, inverse floating IO and PO securities each will generally be no more than 20% of the Portfolio’s total assets at the time of purchase.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Portfolio to the risk that it will lose money if the additional investments do not produce enough income to cover the Portfolio’s dollar roll obligations. In addition, if the Adviser’s prepayment assumptions are incorrect, the Portfolio may have performed better had the Portfolio not entered into the mortgage dollar roll.

U.S. Government Securities. U.S. Government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts. Interests in U.S. Government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. Government.

Leverage. The Portfolio’s investments in mortgage-related securities may involve the use of leverage. The Portfolio may make margin purchases of securities and, in connection with the purchases, borrow money from banks and other financial institutions for investment purposes. The Portfolio may also engage in selling securities short, which is a form of leverage. Although the use of leverage by the Portfolio may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the use of leverage as an investment strategy will be successful.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Portfolio may enter into repurchase agreements with securities dealers and banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Repurchase agreements are considered to be loans by the Portfolio under the Investment Company Act of 1940, as amended (the “1940 Act”).

If the other party or “seller” defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is not enforceable.

Borrowings and Reverse Repurchase Agreements. The Portfolio can borrow money from banks and other financial institutions, and the Portfolio may enter into reverse repurchase agreements as permitted by law for leverage provided there is asset coverage of at least 300% of the amount borrowed, or for temporary or emergency purposes. Reverse repurchase agreements involve the sale of securities held by the Portfolio subject to the Portfolio’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. The Portfolio may also enter into reverse repurchase agreements when the Adviser believes that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leverage. If the securities held by the Portfolio decline in value while these transactions are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the investment return earned by the Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Other Investment Companies. The Portfolio may invest in securities of other investment companies subject to the limitations contained in the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and/or restrictions that fall within the criteria set forth in the FCUA, subject to the waiver granted by the NCUA with respect to its rules and regulations.

Inverse Floaters. The Portfolio may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Inverse floaters may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Bank Obligations. The Portfolio may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the FCUA and the rules and regulations thereunder. Bank obligations may include certificates of deposit, bankers’ acceptances, bank notes, deposit notes, and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Futures Contracts and Options on Futures Contracts. The Portfolio may purchase and sell Federal Funds, Treasury and Eurodollar futures contracts and may purchase and write put and call options on such futures contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Portfolio may engage in futures transactions on U.S. exchanges.

The Portfolio may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. The Portfolio may also enter into closing purchase and sale transactions with respect to such contracts and options.

Options on Securities. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Portfolio may write (sell) call and put options and purchase put and call options on any securities in which the Portfolio may invest.

Writing and purchasing options is a highly specialized activity that involves special investment risks. The Portfolio may use options for either hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Portfolio, the Portfolio may incur losses that it would not otherwise incur. The use of options can also increase the Portfolio’s transaction costs. Options written or purchased by the Portfolio may be traded on U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risk. The Portfolio may be required to treat as illiquid certain over-the-counter options purchased and securities being used to cover certain written over-the counter options.

When-Issued Securities and Forward Commitments. The Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are purchased after the announcement of the offering but before the issue date of the securities in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the securities to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Portfolio may purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Adviser deems it appropriate.

Interest Rate Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.

•	Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

•	Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

•	Options on swaps (“swaptions”) are options to enter into a swap agreement. The Portfolio may also purchase and write (sell) swaptions. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

•	Limits on swaps. The total notional amount of swaps will not exceed 300% of the Portfolio’s net assets.

•	Interest rate caps entitle the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.

•	Interest rate floors entitle the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

•	Interest rate collars combine a cap and a floor that are designed to preserve a certain return within a predetermined range of interest rates.

The Portfolio may enter into the transactions described above for hedging purposes or to seek to increase total return. The use of swaps, swaptions, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of the Portfolio would be less favorable than it would have been if these investment techniques were not used.

Short Sales. The Portfolio may engage in short-sales of securities. A short sale is a sale by the Portfolio of a security which has been borrowed from a third party on the expectation that the market price will decline. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the market at a lower price than the price at which it sold the security. If the price of the security rises, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss to the Portfolio.

Temporary Investments. The Portfolio may depart from its principal investment strategy in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market securities. If the Portfolio were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Investment Risks

The following provides additional information about the principal risks of investing in the Portfolio.

Risks of Fixed Income Securities. These risks include interest rate risk and credit risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and the Portfolio will not recover its investment.

Risks of Mortgage and Related Investments. Mortgage-related securities are particularly exposed to prepayment and extension risks. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of mortgage-related securities. A change in the prepayment rate can result in losses to investors. In addition, particular securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

The yields on stripped mortgage-backed securities that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-related securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The market value of stripped mortgage-backed securities consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. Total return may fluctuate in rising interest rate environments and create greater price volatility. The yield to maturity on an interest-only security is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities.

Call Risk. The risk that an issuer or borrower will exercise its right to pay principal on an obligation held by the Portfolio earlier than expected. Issuers are more likely to exercise these rights during periods of declining interest rates, because they may be able to issue new lower-coupon instruments. The Portfolio may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Portfolio this means a loss of anticipated interest, and a portion of its principal investment represented by any premium that the Portfolio may have paid. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. For mortgage-related securities, the early prepayment of principal by all or a portion of the borrowers underlying a mortgage security is functionally equivalent to a full or partial call of the security.

Risks of Derivative Investments. The Portfolio’s transactions, if any, in options, futures, options on futures, options on swaps, swaps and interest rate caps, floors and collars, involve risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the

Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. Markets for derivatives are highly volatile and the use of derivatives may increase the volatility of the Portfolio’s net asset value and may result in substantial losses to the Portfolio. Certain derivative instruments may be illiquid. Although the Portfolio intends to invest in derivative instruments primarily to hedge against mortgage-related security risks and other risks, the Portfolio may invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Credit/Default Risks. The Portfolio expects to purchase securities rated in one of the two highest rating categories by an NRSRO (e.g., Aaa or Aa as rated by Moody’s Investors Service, Inc. or AAA or AA as rated by Standard & Poor’s Rating Group). A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one NRSRO even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Adviser to be of comparable credit quality. A security satisfies the Portfolio’s minimum rating requirement regardless of its relative rating (for example, plus or minus) within a designated major rating category. If a security satisfies the Portfolio’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Portfolio will not be required to dispose of the security. If a downgrade occurs, the Adviser will consider which action, including the sale of the security, is in the best interest of the Portfolio and its shareholders. Debt securities purchased by the Portfolio may include securities issued by the U.S. Government (and its agencies, instrumentalities and sponsored enterprises), banks and other issuers.

Leveraging Risks. The use of leverage by the Adviser may increase the volatility of the Portfolio. Mortgage-related securities in which the Portfolio invests may be leveraged. These leveraged instruments may result in losses to the Portfolio or may adversely affect the Portfolio’s net asset value or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Portfolio may also use borrowed funds to create leverage. Although the use of leverage by the Portfolio may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and instruments purchased with such proceeds does not cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. In the event of a sudden, precipitous drop in value of the Portfolio’s assets, the Portfolio may not be able to liquidate assets quickly enough to pay off its borrowing. Short sales of securities also involve the use of leverage. Using this investment technique may adversely affect the Portfolio’s net asset value or total return.

To limit leverage risk, the Portfolio will segregate assets determined by the Adviser to be liquid in accordance with procedures established by the Board of Directors, or, when permissible, enter into offsetting transactions, to cover its obligations resulting from its use of derivative instruments. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, it is possible that segregating a large percentage of the Portfolio’s assets could impede portfolio management or its ability to meet redemption requests or other current obligations.

Risks of Illiquid Securities. The Portfolio generally may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities may include:

•	Securities that are not readily marketable

•	Repurchase agreements with a notice or demand period of more than seven days

•	Certain over-the-counter options

•	Certain structured securities

•	Certain swap transactions

•	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A securities may decrease the liquidity of the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the SAI.

MANAGEMENT OF THE PORTFOLIO

Investment Adviser

BSAM, located at 383 Madison Avenue, New York, New York 10179, serves as the Portfolio’s investment adviser. BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., was established in 1985. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and provides investment advisory and sub-advisory services to open-end investment portfolios, U.S. equity and fixed income separate accounts, and alternative investment vehicles such as hedge funds, private equity funds and fund of funds. As of September 30, 2006, BSAM had approximately $39.65 billion in assets under management.

Subject to the general supervision of the Company’s Board of Directors, the Adviser manages the Portfolio’s investment portfolio and is responsible for the selection and management of all investments of the Portfolio in accordance with the Portfolio’s investment objective and policies.

Portfolio Manager

The Portfolio is managed by a team that is led by Andrew Headley. Mr. Headley, Managing Director at BSAM, is primarily responsible for the day-to-day management of the Portfolio’s investments. Mr. Headley joined BSAM in 2005 as a Portfolio Manager. In this capacity, Mr. Headley oversees all strategy and security selection for the mortgage and asset-backed sectors. Mr. Headley came to BSAM from Fischer Francis Trees & Watts (“FFTW”), where he had worked since 1994. As a portfolio manager for FFTW’s mortgage and broad-market portfolios, Mr. Headley’s responsibilities included asset allocation, portfolio construction and risk management. Mr. Headley was also responsible for security selection within the commercial and residential mortgage-backed securities markets. Mr. Headley graduated summa cum laude from the Wharton School of the University of Pennsylvania with a B.S. in Economics and is a CFA Charterholder.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.48% of the Portfolio’s average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement with respect to the Portfolio will become available in the Portfolio’s semi-annual report for the period ended February 28, 2007.

The Adviser is voluntarily waiving a portion of its advisory fee and/or reimbursing expenses to the extent necessary to limit total annual Portfolio operating expenses to 0.60% of the Portfolio’s average daily net assets. These waivers and/or reimbursements can be terminated at any time.

Revenue Sharing Arrangements

The Adviser may pay compensation, out of its own funds and not as an expense of the Portfolio, to Bear Stearns & Co., Inc. and other unaffiliated brokers, dealers or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. The SAI provides additional information about these revenue sharing arrangements.

OTHER SERVICE PROVIDERS

Shareholders

Distribution and Shareholder Services

Principal Distributor

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Distributes Shares and provides administrative services to the Portfolio's beneficial shareholders.

Transfer Agent and Dividend Disbursing Agent

PFPC Inc.
301 Bellevue Parkway
*Wilmington, DE 19809**

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.

**Do not use this address for purchases and redemptions. Please see "Purchase of Portfolio Shares" and "Redemption of Portfolio Shares" sections for further instructions.*

Asset Management

Investment Adviser

Bear Stearns Asset Management Inc.
383 Madison Avenue
New York, NY 10179

Manages the Portfolio's investment activities.

Custodian

PFPC Trust Company
8800 Tinicum Boulevard
Suite 200
Philadelphia, PA 19153

Holds the Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Portfolio's net asset value.

Portfolio Operations

Administrator and Portfolio Accounting Agent

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services for the Portfolio and calculates the Portfolio's net asset value, dividends and distributions.

Board of Directors

Supervises the Funds' activities.

SHAREHOLDER INFORMATION

Pricing of Portfolio Shares

Shares of the Portfolio are priced at their net asset value (“NAV”). The Portfolio’s NAV per Share is calculated as follows:

Value of Assets Attributable to the Portfolio
NAV = –	Value of Liabilities Attributable to the Portfolio

Number of Outstanding Shares of the Portfolio

The Portfolio’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open (a “Business Day”). The NYSE is generally open Monday through Friday, except national holidays. The Portfolio will effect purchases or redemptions of shares at the next NAV calculated after receipt of your order in proper form.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days and other portfolio investments (other than shares of other open-end investment companies) are valued by an independent pricing service. When price quotes are not available from such services or are deemed to be unreliable, securities may be fair valued in accordance with procedures adopted by the Company’s Board of Directors.

Relying on prices supplied by independent pricing services, dealers or using fair valuation involves the risk that the values used by the Portfolio to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Portfolio. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

Purchase of Portfolio Shares

Portfolio Shares are offered continuously for sale at NAV by PFPC Distributors, Inc. (the “Distributor”). The Portfolio is offered solely to eligible state and federally chartered credit unions.

The minimum initial investment in the Portfolio is $20 million and the minimum subsequent investment is $1 million. The minimum initial and subsequent investment requirement may be reduced or waived from time to time at the Adviser’s discretion. You can only purchase Shares of the Portfolio via Wire on days the NYSE and PNC Bank, N.A. are open.

For purchase information, call 1-800-519-CUFS (2837).

Account. You may open an account by completing and signing an application and providing a list of persons authorized to give instructions to the Transfer Agent on behalf of the shareholder, together with any necessary supporting legal documentation (such as certified resolutions of the shareholder). Shareholders must elect, on the application, whether to permit redemption by telephone, and designate an account for payment of redemption proceeds from telephonic redemptions. You may obtain an application by calling CUFS® at (800) 519-CUFS (2837).

General. You may also purchase Shares of the Portfolio at the NAV per share next calculated after your order is received by PFPC Inc. (the “Transfer Agent”) in good order as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records.

Initial Investment By Mail. Initial purchase of shares is accomplished by completing the account application and mailing it, together with supporting legal documentation, to the Transfer Agent at the address noted below, together with a check payable to Bear Stearns CUFS® MLP Mortgage Portfolio. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:

Bear Stearns CUFS® MLP Mortgage Portfolio	Bear Stearns CUFS® MLP Mortgage Portfolio
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9843	101 Sabin Street
Providence, RI 02940-8043	Pawtucket, RI 02860-1427

Payment for the purchase of Shares received by mail will be credited to a shareholder’s account at the NAV per Share of the Portfolio next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of the Portfolio may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). You must forward a completed application together with necessary supporting documentation to the Transfer Agent at the address noted above under “Initial Investment by Mail” before wiring funds. You must notify the Transfer Agent and CUFS® at (800) 519-CUFS (2837) before 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling CUFS® at (800) 519-CUFS (2837) to be connected with the Transfer Agent. Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania

ABA # 0310-0005-3

Account Number 86-1172-4119

F/B/O Bear Stearns CUFS® MLP Mortgage Portfolio

Ref. (Account Registration)

(Fund and Account Number)

Federal funds wire purchases will be accepted only on days when the NYSE and PNC Bank, N.A. are open for business.

Subsequent Investments. Subsequent investments may be made at any time by purchasing Shares of the Portfolio at its NAV per Share by mailing a check payable to Bear Stearns CUFS® MLP Mortgage Portfolio to the Transfer Agent at the address noted under “Initial Investment by Mail,” or by wiring monies to PNC Bank, N.A. as outlined under “Initial Investment by Wire.” You must notify CUFS® and the Transfer Agent at (800) 519-CUFS (2837) before 4:00 p.m., Eastern time, on the wire date. Initial and subsequent purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio. The Adviser will monitor the Portfolio’s total assets and may decide to close the Portfolio at any time to new investments or to new accounts. Decisions to close or open the Portfolio are subject to Board approval. If the Portfolio closes to new investments, generally the closed Portfolio would be offered only to certain existing shareholders of the Portfolio and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold Shares of the Portfolio directly or through accounts maintained by brokers by arrangement with the Company, and

b.	existing and future clients of financial advisers and planners whose clients already hold shares of the Portfolio.

Other persons who are shareholders of other funds of the Company are not permitted to acquire shares of the Portfolio by exchange. Distributions to all shareholders of the Portfolio will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Portfolio’s Shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. For business entities, partnerships, trusts, or other organizations, the Company may request additional documentation including, but not limited to, certified copies of the corporate resolution, partnership agreement, or trust document, which established the entity’s identity. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Good Order. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Redemption of Portfolio Shares

You may redeem Shares of the Portfolio at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form (as defined below). You can only redeem Shares on days the NYSE and PNC Bank, N.A. are open and through the means described below.

For redemption information, call (800) 519-CUFS (2837).

You may redeem Shares of the Portfolio by mail, or by telephone (with proper authorization). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Portfolio. There is generally no charge for a redemption.

Redemption By Mail. Your redemption requests should be addressed to Bear Stearns CUFS® MLP Mortgage Portfolio, c/o PFPC Inc., P.O. Box 9843, Providence, RI 02940; for overnight delivery, requests should be addressed to Bear Stearns CUFS® MLP Mortgage Portfolio, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

a.	Name of the Portfolio;

b.	Account Number;

c.	Your share certificates, if any, properly endorsed or with proper powers of attorney;

d.	A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.	Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.	Other supporting legal documents, if required, in the case of corporations, trusts and other organizations.

Redemption By Telephone. If you are authorized to make redemptions by telephone, a redemption of Shares may be requested by calling CUFS® at (800) 519-CUFS (2837) and you will be connected with the Transfer Agent to place your redemption request. Redemption proceeds will be mailed to the primary registration address unless you provide wire instructions with your authorized instructions. There is no minimum or maximum amount that may be redeemed by phone.

To redeem by telephone, you must elect telephone redemptions in your account application and submit a list of authorized persons. When telephone redemptions are authorized, the Company and the Transfer Agent may act on telephone instructions from any person representing himself or herself to be an authorized person of a shareholder and believed by the Company and the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Other Redemption Information. Generally, redemption proceeds will be paid within seven days after the receipt of a valid redemption request; however, redemption proceeds for recently-purchased Portfolio Shares paid for by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

Generally, redemption proceeds will be paid in cash, unless the Board of Directors, at its discretion, determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash. In such a case, some or all of the redemption proceeds may be paid in kind, which means that the Portfolio will distribute readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities received in redemption of their Shares. The Company has elected, however, to be governed by Rule 18f-1 under the Act; as a result, the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

Proper Form. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

Dividends and Distributions

The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Portfolio unless a shareholder elects otherwise.

The Portfolio will declare dividends from net investment income daily and pay such dividends monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.

The Portfolio may pay additional distributions and dividends at other times if necessary to avoid U.S. federal tax. The Portfolio’s distributions and dividends, whether received in cash or reinvested in additional Portfolio shares, are subject to U.S. federal income tax.

Taxes

Shares of the Portfolio are available only to state and federally chartered credit unions, which the Portfolio expects will be generally exempt from federal and state income taxes. Accordingly, the Portfolio expects that shareholders will not be taxed on Portfolio distributions or on gains on disposition of Shares. Information regarding tax rules affecting the Portfolio is available in the SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

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BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO

of

The RBB Fund, Inc.

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bear Stearns CUFS® MLP Mortgage Portfolio is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio’s investments, describe the Portfolio’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes the Portfolio’s strategies that significantly affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information

An SAI has been filed with the SEC. The SAI, which includes additional information about the Bear Stearns CUFS® MLP Mortgage Portfolio, may be obtained free of charge, along with the annual and semi-annual reports, by calling (800) 519-CUFS (2837). The SAI, as supplemented from time to time, is incorporated in its entirety by reference into this Prospectus (and is legally part of the Prospectus).

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call (800) 519-CUFS (2837). Shareholders can obtain a copy of the Portfolio’s SAI and Annual/Semi-Annual Reports to shareholders by telephoning the Portfolio at (800) 519-CUFS (2837).

Purchases and Redemptions

Call 1-800-519-CUFS (2837).

Written Correspondence

Street Address:

Bear Stearns CUFS® MLP Mortgage Portfolio, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427.

P.O. Box Address:

Bear Stearns CUFS® MLP Mortgage Portfolio, c/o PFPC Inc.,

P.O. Box 9843, Providence, RI 02940-8043.

Securities and Exchange Commission

You may also view and copy information about the Company and the Portfolios, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER 811-05518

BEAR STEARNS CUFS®

MLP MORTGAGE PORTFOLIO

Of THE RBB FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

December 14, 2006

(as revised January 11, 2007)

This Statement of Additional Information (the “SAI”) is not a prospectus, but should be read in conjunction with the current prospectus dated December 14, 2006 (as revised January 11, 2007) (the “Prospectus”) pursuant to which shares (“Shares”) of the Bear Stearns CUFS® MLP Mortgage Portfolio (the “Portfolio”), a series of The RBB Fund, Inc. (the “Company”) are offered. This SAI is incorporated by reference in its entirety into the Prospectus. Please retain this SAI for future reference.

For a free copy of the Prospectus, please call toll-free 1-800-519-CUFS (2837).

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GENERAL INFORMATION

The Company is an open-end management investment company currently operating eighteen separate portfolios. The Company is registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one non-diversified portfolio of the Company, which is offered by the Prospectus. Bear Stearns Asset Management Inc. (“BSAM” or the “Adviser”) serves as the investment adviser to the Portfolio.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Portfolio.

The Portfolio seeks as its primary investment objective high total return; the Portfolio seeks preservation of capital as its secondary investment objective. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including any borrowings for investment purposes) in mortgage-related securities, including privately-issued mortgage-related securities, rated at the time of purchase in one of the two highest rating categories by a nationally recognized statistical ratings organization (“NRSRO”) and mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government securities”). The Portfolio will notify shareholders in writing at least 60 days prior to changing its policy to invest at least 80% of its net assets in mortgage-related securities.

The Portfolio intends to use derivative instruments primarily to hedge against its positions in mortgage-related securities, but may also use derivative instruments as a substitute for the underlying instrument or to generate additional return (which may be considered speculative).

The Adviser might not invest in all of the instruments or use all of the investment techniques permitted by the Portfolio’s Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio’s investment policies and limitations.

Mortgage-Related Securities Generally. The Portfolio may invest in mortgage pass-through securities and multiple-class pass-through securities, such as collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates as well as other securities collateralized by or representing a direct or indirect interest in mortgage-related securities or mortgage loans. The Portfolio may also invest in certain stripped mortgage-backed securities. Some of these securities may contain “embedded leverage” which can make them more sensitive to small movements in interest rates. There can be no assurance that the Portfolio will not lose money by investing in these securities.

The types of mortgage-related securities in which the Portfolio may invest, and certain risks associated with these securities, are set forth below. The descriptions are general in nature, and do not detail every possible variation in the types of securities that the Portfolio may acquire.

Mortgage Pass-Through Securities. The Portfolio may invest in both government guaranteed and privately issued mortgage pass-through securities that are fixed or adjustable rate. These securities “pass through” the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, not including any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders about certain characteristics of the mortgage loans and the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. If there is a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

U.S. Government guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae, Freddie Mac and Federal Home Loan Bank certificates are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac certificates are guaranteed by Fannie Mae and Freddie Mac, respectively, each a stockholder-owned corporation chartered by Congress, for full and timely payment of principal and interest on the certificates. Both Fannie Mae and Freddie Mac have a limited ability to borrow from the U.S. Treasury to meet its obligations. Periodically, proposals are introduced in Congress to restrict or eliminate federal sponsorship for Fannie Mae and Freddie Mac with respect to guaranteed mortgage-related securities. The Company cannot predict whether legislation may be proposed or enacted in the future. If such a proposal is enacted, it would likely materially and adversely affect the availability of U.S. Government guaranteed mortgage-related securities and the Portfolio’s liquidity and value.

There is always a risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Portfolio may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae, Freddie Mac and Federal Home Loan Banks. The maximum potential liability of the issuers of some U.S. Government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is therefore possible that these issuers will not have the funds to meet their payment obligations in the future.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and

REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs or REMIC certificates may cause some or all of the classes of CMOs or REMIC certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986 (the “Code”), and which invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts although the Portfolio does not intend to invest in residual interests.

The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificate in various ways. In certain structures (known as “sequential pay” CMOs or REMIC certificates), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs or REMIC certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC certificates include, among others, “parallel pay” CMOs and REMIC certificates. Parallel pay CMOs or REMIC certificates are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often referred to as “companion” or “support” tranches) tend to have market prices and yields that are much more volatile than other PAC classes.

Privately Issued Mortgage-Related Securities. The Portfolio may invest in mortgage-related securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-related securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans secured by mortgages or deeds of trust creating a first lien on certain residential properties. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Because such mortgage-related securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from an NRSRO (e.g., S&P’s or Moody’s), such securities often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the payment of cash advances to holders of mortgage-related securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement that arise out of a transaction’s structure include “senior subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization”

(where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-related securities).

The degree of credit enhancement for a particular issue of mortgage-related securities is based on the level of credit risk associated with the particular mortgages in the related pool. Subordination is designed to provide the holders of certificates having a higher payment priority with protection against most losses realized when the remaining unpaid principal balance on a mortgage loan exceeds the amount of proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating realized losses among the subordinate certificates, beginning with the subordinate certificates with the lowest payment priority, before realized losses are allocated to the senior certificates. If enough losses have accumulated in the trust such that there are no longer any outstanding securities that are subordinate to the particular security that is held, any additional losses may be allocated to that security, thereby diminishing the total return of that security. Because actual losses for a pool of mortgages may be greater than what was projected at time of issuance, there is no guarantee that even the most senior securities issued from a trust will be completely protected from principal loss.

NRSROs are an additional way of measuring some of the risk of investing in privately issued mortgage-related securities. The ratings assigned by an NRSRO to mortgage-related securities address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate holders under the agreements pursuant to which such certificates are issued. An NRSRO’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. An NRSRO’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by an NRSRO to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

In order to achieve ratings on one or more classes of mortgage-related securities, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

A reserve fund related to the senior certificates is another way to minimize the risk of those privately issued mortgage-related securities. The reserve fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the reserve fund reaches a specified amount.

The subordination feature, and a reserve fund, are intended to enhance the likelihood that senior certificate holders will receive the full amount of scheduled monthly payments of principal and interest due to them on a timely basis, and will protect the senior certificate-holders against certain losses. In certain circumstances, however, the reserve fund could be depleted and temporary shortfalls could result. If the reserve fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the reserve fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate holders in proportion to their respective outstanding interests in the mortgage pool.

As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for mortgage-related securities may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Generally, in the event of delinquencies in payments on the mortgage loans underlying the mortgage-related securities, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (“SMBS”), which are multiclass mortgage-related securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. SMBS are structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The class of SMBS receiving all of the interest from the mortgage assets is known as the interest-only, or “IO” class, while the other class receiving all of the principal is known as the principal-only, or “PO” class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. Although some SMBS may sometimes be referred to as “mortgage derivatives,” these securities are considered a part of mortgage-related securities within the Principal Investment Strategies in the Prospectus for purposes of the Portfolio and are generally not considered “derivatives” for purposes of the Portfolio’s strategies and investment limitations.

Floating Rate and Inverse Floating Rate Securities. The Portfolio may invest in floaters, which are fixed income securities with a floating or variable interest rate that changes when the specified market rate or index, such as the prime rate, changes, or at specified intervals of time. The Portfolio may also invest in inverse floaters, which are fixed income securities that have a coupon rate that varies inversely at a multiple of a designated floating rate. If the designated floating rate rises (typically because interest rates rise), the coupon rate of the inverse floater goes down. Conversely, if the designated floating rate goes down, the coupon rate of the inverse floater increases. Inverse floaters may reflect greater price volatility than fixed rate obligations having similar credit quality and redemption and maturity provisions. Some inverse floater CMOs are extremely sensitive to changes in prepayment rates on the underlying mortgage assets. An inverse floater may be considered “leveraged” if its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Furthermore, certain floaters and inverse floaters have additional risk characteristics that may add to their complexity. Some floaters and inverse floaters may have reference rates or indices that lag current interest rates, giving them unique risks. Particularly when other interest rate indices are rising, the coupons on securities that reference lagging rates or indices may pay below market interest rates for some period of time until such a lagging rates catch up with market rates. Additionally, some floating rate securities have caps that prevent the coupon rate from moving in unison with a reference index. As interest rates rise, securities that have lower interest rate caps will tend to depreciate in value relative to similar floating rate securities that have higher caps or no caps.

The Portfolio generally may invest no more than 50% of its total assets at the time of purchase in IO, inverse floating IO or PO securities in the aggregate. Within this 50% limit, IO, inverse floating IO and PO securities each will generally be no more than 20% of the Portfolio’s total assets at the time of purchase.

A number of indices, used alone or in combination, provide the basis for rate adjustments on floating rate securities. Commonly utilized indices include the One-Year, Three-Year and Five-Year Constant Maturity Treasury rates, the 11th District Federal Home Loan Bank Cost of Funds, the One-Month, Three-Month, Six-Month or One-Year LIBOR, the Three-Month, Six Month or One-Year Treasury Bill rate, the National Median Cost of Funds, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year Constant Maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index (“COFI”), tend to lag behind changes in market rate levels. The degree of volatility in the market value of the Portfolio will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices, and whether the instrument moves with or inversely to the applicable index.

Certain Risks Associated with Investing in Mortgage-Related Securities.

The risks of investing in mortgage-related securities (such as those described above) include the failure of a counter party to meet its commitments, volatility, adverse interest rate changes and the effects of prepayments on mortgage cash flows.

There is also a difference in the yield characteristics of mortgage-related securities from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

Volatility and Prepayment. As a result of the potentially greater volatility, if the Portfolio purchases mortgage-related securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Portfolio purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. The Adviser may seek to manage these potential risks by investing in a variety of mortgage-related securities and by using certain hedging techniques.

The timing and level of prepayments on a pool of mortgage loans cannot always be accurately predicted. Prepayments are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ equity in the mortgaged properties and servicing decisions). A predominant factor affecting the prepayment rate is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (factoring in the cost of refinancing). Generally, prepayments on mortgage loans increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Portfolio are likely to be greater during a period of declining mortgage interest rates for both adjustable rate mortgage loans and fixed rate mortgage loans. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Portfolio was earning on the mortgage-backed securities that were prepaid or lower than the rate on existing adjustable rate mortgage pass-through securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in mortgage-related securities notwithstanding any direct or indirect governmental or agency guarantee. Due to these factors, there is a risk that mortgage-backed securities can be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates.

Interest Rates and Prepayment. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in mortgage-related securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-related securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-related securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-related security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-related securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent the Portfolio from selling such securities it holds at times or prices that it desires.

As most of the Portfolio’s investments will be interest-rate sensitive, the Portfolio’s performance will depend in part upon the Adviser’s ability to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Portfolio, while attempting to reduce the associated risks to the Portfolio’s investment capital. Prepayments may have a disproportionate effect on certain mortgage-backed securities and other multiple class pass-through securities, which are discussed below.

The rate of interest on mortgage-related securities is normally lower than the interest rates paid on the mortgages included in the underlying pool because a portion of the mortgage interest is used to pay the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor. Excess interest retained by the issuer will also decrease the rate of interest available for securitization. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-related securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-related securities and this delay reduces the effective yield to the holder of such securities.

Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Some derivative debt securities contain “embedded leverage” which may make them more sensitive to even small movements in interest rates. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-related securities.

PAC and targeted amortization class (“TAC”) CMO bonds. PAC and TAC CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-related securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

The Nature of Adjustable and Fixed Rate Mortgage Loans

The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie the mortgage-related securities in which the Portfolio may invest. The actual mortgage loans underlying any particular issue of mortgage-related securities may differ materially from those described below.

Adjustable Rate Mortgage Loans (“ARMs”). The Portfolio may invest in ARMs. ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. Certain ARMs, however, provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate (cap) or below an applicable lifetime minimum rate (floor) for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments that are more or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. If a monthly payment is insufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to accumulate equity and may increase the likelihood of default by such borrowers. If a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increase, but may result in increased credit exposure and prepayment risks for lenders.

ARMs also have prepayment risk associated with them. The rate of principal prepayments with respect to ARMs has fluctuated in the past. The value of mortgage-related securities that are structured as pass-through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to the Portfolio. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. The Portfolio may invest in pools of ARMs, which may, but are not required to be, floaters or inverse floaters. If prevailing market interest rates increase or decrease dramatically, the value of the Portfolio’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are a number of indices that provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the Three-Month Treasury Bill rate, the 180-Day Treasury Bill rate, rates of longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the One-Month, Three-Month, Six-Month or One-Year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Portfolio will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed Rate Mortgage Loans. The Portfolio may invest in fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool (the “Fixed Rate Mortgage Loans”) will bear simple interest at fixed annual rates and typically have terms of 15 or 30 years, but may be shorter or longer as new products may appear from time to time and be included for investment. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain Fixed Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Mortgage Dollar Roll Transactions. The Portfolio may enter into mortgage dollar roll transactions in which the Portfolio sells securities for delivery on a specified date and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio receives the benefit of the “drop” which is the difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. So long as the benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, then the Portfolio’s performance will be improved by using mortgage dollar rolls. Until the settlement date, the Portfolio will maintain in a segregated account, either with the Portfolio’s custodian or on the books of the Adviser, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. The Portfolio does not treat mortgage dollar rolls as borrowings. Successful use of mortgage dollar rolls depends on the Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Adviser is incorrect, the Portfolio may lose money by using mortgage dollar rolls. There is no assurance that mortgage dollar rolls can be successfully employed.

U.S. Government Obligations. The Portfolio may purchase U.S. Government securities. Some U.S. Government securities (such as U.S. Treasury bills, notes and bonds) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by certain U.S. Government agencies, instrumentalities or sponsored enterprises, are supported by (a) the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury; (b) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer; or (c) only the credit of the agency or instrumentality issuing the obligation. Such guarantees of U.S. Government securities held by the Portfolio do not, however, guarantee the market value of the shares of the Portfolio. There is no guarantee that the U.S. Government will continue to provide support to its agencies or instrumentalities in the future. U.S. Government securities that are not backed by the full faith and credit of the U.S. Government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. Government securities are subject to interest rate risk.

U.S. Treasury securities include the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).

Custodial Receipts. The Portfolio may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATs”). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months.

The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Portfolio may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Portfolio enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Portfolio may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Portfolio will sell portfolio securities to dealers in U.S. Government securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio’s outstanding shares.

When the Portfolio enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Investment Company Securities. The Portfolio may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Portfolio’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio’s total assets with respect to any one investment company and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Such other investment companies will have investment objectives, policies or restrictions that limit their investments to those authorized for federally chartered credit unions under the Federal Credit Union Act.

Bank Obligations. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances, bank notes, or deposit notes issued by U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the Rules and Regulations thereunder.

Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

When-Issued Purchases and Forward Commitments. To the extent consistent with its investment objective, the Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. When the Portfolio agrees to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis, the custodian will set aside cash, U.S. Government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Portfolio will subsequently be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitments.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Portfolio’s net asset value (“NAV”) starting on the day that the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities committed to purchase until the securities are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities, the proceeds to be received upon settlement are included in the Portfolio’s assets, and fluctuations in the value of the underlying securities are not reflected in the Portfolio’s NAV as long as the commitment remains in effect.

Borrowing. The Adviser intends to borrow for leverage or for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. The Portfolio must maintain asset coverage of at least 300% of the amounts borrowed. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. The Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the NAV of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. As a result, the Portfolio’s share price may be subject to greater fluctuation until the borrowing is paid off. The Portfolio’s short sales against the box and related borrowing are not subject to the restrictions outlined above.

Restricted and Illiquid Securities. The Portfolio does not intend to invest more than 15% of its net assets in illiquid securities, which are securities that the Adviser believes cannot be disposed of in seven days in the ordinary course of business at the value the securities are held on the Portfolio’s books. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Any security can become illiquid at any time, but generally, illiquid securities could include (but are not limited to): securities that are not readily marketable; repurchase agreements and other agreements with a notice or demand period of more than seven days; securities for which there is no secondary market; certain structured securities and certain swap transactions; certain over-the-counter options such as interest rate caps, floors and collars; and certain restricted securities, such as privately-placed securities, that the Adviser determines are illiquid, based on its review of the trading markets for the specific restricted security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

The Portfolio may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”) but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These Rule 144A Securities will not be considered illiquid if the Adviser determines that an adequate trading market exists for the securities. As a result, the Portfolio could hold more illiquid securities during any period in which qualified institutional buyers become uninterested in purchasing Rule 144A Securities.

Normally, Rule 144A Securities are purchase and valued at a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Rule 144A Securities and prevailing supply and demand conditions.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may adversely affect the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Board of Directors has delegated to the Adviser the daily function of determining and monitoring the liquidity of the Portfolio’s securities in accordance with procedures adopted by the Board. The Board exercises its oversight responsibility for liquidity and remains responsible for liquidity determinations.

Securities Lending. The Portfolio may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral if the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio’s securities will be fully collateralized and marked to market daily.

Market Fluctuation. The market value of the Portfolio’s investments, and thus its net asset value, will change in response to market conditions affecting the value of its portfolio securities. For most fixed income securities, when interest rates decline, the value of fixed rate obligations normally can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations normally can be expected to decline. Other securities in which the Portfolio may invest do not change inverse to interest rates. Certain securities, for structural reasons, behave in the opposite manner and are expected to move in parallel with interest rates. By contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to the Portfolio may be limited by its objective, investors should be aware that an investment in the Portfolio may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of the Portfolio, an investment in the Portfolio should not be considered a complete investment program.

Money Market Instruments. The Portfolio may invest a portion of its assets in money market instruments, which are short-term, high-quality debt instruments, for temporary defensive purposes that may include, among other things, U.S. Government securities and bank obligations. See “U.S. Government Obligations” and “Bank Obligations” above. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Futures Contracts and Options on Futures Contracts. Generally, a futures contract is an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, the Portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Portfolio may purchase and sell Federal Funds, Eurodollar and Treasury futures contracts, and purchase and write call and put options on any of such futures contracts to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selections and duration. The Portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. Federal Funds futures contracts are futures contracts based on the simple average of the daily effective federal funds rate during the month of the contract. The effective federal funds rate is a weighted average of all federal funds transactions for a group of federal funds brokers who report to the Federal Reserve Bank of New York each day. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward LIBOR of a three-month deposit. Treasury futures are futures contracts to buy or sell the underlying Treasury securities of various maturities. The Portfolio will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by the Portfolio are traded on U.S. exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Portfolio proposes to acquire. The Portfolio may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Portfolio’s securities. Such futures contracts may include contracts for the future delivery of securities held by the Portfolio or securities with characteristics similar to those of the Portfolio’s securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Portfolio’s securities and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities the Portfolio owns may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Portfolio enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Portfolio’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Portfolio’s securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Portfolio may take a “long” position by purchasing futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. Additionally, long positions in futures contracts may be used to hedge certain parts of the Portfolio which might be adversely affected by a drop in interest rates.

The acquisition of put and call options on futures contracts will give the Portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Portfolio’s assets. By writing a call option, the Portfolio becomes obligated, in exchange for the premium, (upon exercise of the option), to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Portfolio intends to purchase. However, the Portfolio becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Portfolio will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be affected. The Portfolio’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Portfolio will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations, which permit principals of an investment company, registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or securities or instruments which it expects to purchase. Except as stated below, the Portfolio’s futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns or securities purchased to protect the Portfolio against an increase in the price of securities it intends to purchase.

The Portfolio will engage in transactions in futures contracts and options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the Portfolio to “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures while the futures contracts and options are open. Typically, this means that the Portfolio will establish a segregated account consisting of cash or liquid securities in an amount equal to the aggregate underlying value of such contracts or options. In accordance with applicable federal securities laws, including the 1940 Act, related rules and various SEC and SEC staff positions, with respect to certain kinds of derivatives, the Portfolio must segregate assets. For example, with respect to forwards and futures contracts that are not contractually required to “cash settle”, the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to forwards, futures and index options that are contractually required to “cash settle”, however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligations, if any (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash settled forward, futures and index options contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. Using leverage involves certain risks. The Portfolio reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Using futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Portfolio’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the Adviser’s expectations regarding movements in securities prices or interest rates are incorrect, the Portfolio may have experienced better investment results without hedging. Using futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from using futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. If there is an imperfect correlation between a futures position and a portfolio position which is intended to be protected, then the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

Perfect correlation between the Portfolio’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. Other futures contracts available to hedge the Portfolio’s portfolio investments generally are limited to futures on various financial indices.

Options on Securities. The Portfolio may write call and put options on any securities in which it may invest. The Portfolio may purchase and write such options on securities that are listed on national domestic securities exchanges or traded in the over-the-counter market. A call option written by the Portfolio obligates it to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security. The purpose of writing call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing call options for additional income, the Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Portfolio obligates it to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Portfolio accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account noted on the Portfolio’s records or maintained by the Portfolio’s custodian with a value at least equal to the Portfolio’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio’s net exposure on its written option position.

The Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option or with a third party by assignment. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction.

The Portfolio would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio’s securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

Transactions by the Portfolio in options on securities will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Although the Portfolio may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds that do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to options it has written, the Portfolio will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Portfolio’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, the Portfolio’s ability to enter such options will be subject to the Portfolio’s limitation on investments on illiquid securities.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments on which options are written and purchased and the instruments in the Portfolio’s investment portfolio, the Portfolio may incur losses that it would not otherwise incur. Using options can also increase the Portfolio’s transaction costs. The Portfolio intends to use derivative instruments primarily to hedge against its positions in mortgage-related securities, but may also use derivative instruments as a substitute for the underlying instrument or to generate additional return (which may be considered speculative).

Interest Rate Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Portfolio may enter into interest rate and total return swaps and interest rate caps, floors and collars. The Portfolio may also purchase and write (sell) options on swaps, commonly referred to as swaptions.

The Portfolio may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Portfolio may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular security, or in a “basket” of securities representing a particular index. As examples, interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. Generally, however, the Portfolio will enter into interest rate and total return swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and total return swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total return swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an interest rate or total return swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any.

To the extent that the Portfolio’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Portfolio and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

The Portfolio will not enter into any interest rate or total return swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by S&P or A or P-1 or better by Moody’s or their equivalent ratings, or, if unrated by such rating organization, determined by the Adviser to be of comparable quality.

Using interest rate and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Using a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if these investment instruments were not used.

In addition, these transactions can involve greater risks than if the Portfolio had invested in the reference obligation directly because, in addition to general market risks, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement if the swap counterparty defaults or files for bankruptcy protection. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Adviser, under the supervision of the Board of Directors, is responsible for determining and monitoring the liquidity of the Portfolio’s transactions in swaps, swaptions, caps, floors and collars.

Interest rate swaps and total return swaps on indices and sub-indices on instruments otherwise eligible for investment, and options thereon (including swaptions), futures (Treasury, Eurodollar and Federal Funds) and options (including put and call options on financial futures contracts); option on securities otherwise eligible for investment, interest rate caps, interest rate floors and interest rate collars may constitute derivative instruments. The Portfolio intends to use derivative instruments primarily to hedge against its positions in mortgage-related securities or as part of a strategy to reduce exposure of its investments in mortgage-related securities or as part of a strategy to reduce exposure to other overall risks, such as interest rate risk, but may also use derivative instruments as a substitute for the underlying instrument or to generate additional return (which may be considered speculative).

Zero Coupon Bonds. To the extent consistent with its investment objective, the Portfolio generally may invest in zero coupon bonds, which are debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Zero coupon bonds are used to manage cash flow.

Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio. Additionally, the market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Portfolio Turnover. There are no limitations on the length of time that securities may be held by the Portfolio and the Portfolio’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which would be borne by the Portfolio and its shareholders. In addition, a high rate of portfolio turnover rate may result in more taxable distributions and income to shareholders.

In determining such portfolio turnover, U.S. Government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Portfolio during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of the Portfolio’s securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if the Portfolio were to write a substantial number of options, which are exercised, the portfolio turnover rate would increase.

Securities of Unseasoned Issuers. The Portfolio may invest in securities of unseasoned issuers, including fixed income securities of unseasoned issuers which are not readily marketable, provided the aggregate investment in such securities generally would not exceed 15% of the Portfolio’s net assets. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Short Sales. The Portfolio may enter into short sales. Short sales are transactions in which the Portfolio sells a security it does not own and borrows the security for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. The price of the security when it is replaced may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Short selling allows the Portfolio to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The extent to which the Portfolio engages in short sales will depend on the Portfolio’s investment strategy and opportunities.

Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A short sale creates the risk of a theoretically unlimited loss, because the price of the underlying security could theoretically increase without limit, increasing the cost to the Portfolio to purchase the securities to cover the short position. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio.

The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of the Portfolio’s net assets.

There can be no assurance that the Portfolio will maintain its ability to borrow securities sold short. In such a case, the Portfolio may be forced to repurchase the securities in the open market to return to the lender. There can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the open market. Purchasing securities to close out a short position can itself cause the price of the security to rise, which could exacerbate the loss. The technical aspects of borrowing security for delivery involves a degree of skill in locating a counterparty to lend the security for delivery and assessing the holdings of securities to determine whether the Portfolio may have to repurchase the securities even if credit deterioration has occurred.

Leverage. Under the 1940 Act, the Portfolio may borrow an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings. Although using leverage may create an opportunity to increase the Portfolio’s return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for the Portfolio including:

•	the likelihood of greater volatility of the Portfolio’s NAV than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt will reduce the Portfolio’s return and

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the Portfolio’s NAV than if the Portfolio were not leveraged.

The Portfolio nevertheless may determine to continue to use leverage if the benefits to the Portfolio’s shareholders of maintaining the leveraged position are expected to outweigh the current reduced return.

Non-Diversified Status. Since the Portfolio is “non-diversified” under the 1940 Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, with respect to 50% of its total assets, the Portfolio may invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Portfolio’s total assets, (i) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Portfolio may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government securities and regulated investment companies.

INVESTMENT LIMITATIONS

The Portfolio has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Portfolio. The Portfolio may not:

1.

Borrow money, except the Portfolio may (a) borrow from banks (as defined in the 1940 Act) and enter into reverse repurchase agreements in amounts up to 33 1/3% of the value of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) engage in dollar roll transactions which are accounted for as financings. The Portfolio may not mortgage, pledge or hypothecate any assets, except in connection with any permitted borrowing and then in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Portfolio’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Portfolio will not purchase securities while aggregate borrowings for temporary purposes exceed 5% of the Portfolio’s total assets. Securities held in escrow or separate accounts in connection with the Portfolio’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation. The Portfolio can borrow money from banks and other financial institutions, and the Portfolio may enter into reverse repurchase agreements as permitted by law for leverage provided there is asset coverage of at least 300% of the amount borrowed, or for temporary or emergency purposes. Reverse repurchase agreements involve the sale of securities held by the Portfolio subject to the Portfolio’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests.

2.	Issue senior securities, except as described above in number 1 or as permitted under the 1940 Act;

3.	Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

5.	Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase, sell or enter into options, futures contracts, options on futures contracts, swap agreements and other derivative instruments;

6.	Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in U.S. Government obligations, loan participations and assignments, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); under normal circumstances, the Portfolio will invest at least 80% of the value of its net assets (including any borrowings) in mortgage-backed securities.

The Portfolio’s investment objective and strategies described in the Prospectus are not fundamental and may be changed by the Company’s Board of Directors without the approval of the Portfolio’s shareholders upon 60 days’ notice to shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Portfolio, a policy relating to the disclosure of the Portfolio’s securities. The policy relating to the disclosure of the Portfolio’s securities is designed to allow disclosure of portfolio holdings information where necessary to the Portfolio’s operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of the Portfolio’s securities holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Portfolio’s holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The scope of the information relating to the Portfolio that is made available on a website or in its reports may change from time to time without notice. The Adviser or its affiliates may include the Portfolio’s information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the web, the information is disclosed no earlier than the day after the date of posting to the website.

In addition to the 1940 Act requirements, the NCUA requires the Adviser to provide to existing shareholders of the Portfolio with certain information, including an interest rate “shock test”, portfolio holdings and industry and sector concentrations on a monthly basis, with a 30 day lag time (the “Monthly Disclosure Report”). The Monthly Disclosure Report will be available on a password protected website and/or in a monthly report to be available to existing shareholders. The Adviser will permit qualified prospective investors to access the Monthly Disclosure Report, subject to a confidentiality and non-dissemination agreement. The Adviser may also permit qualified consultants such as Lipper, Strategic Insight, Morningstar, Moody’s or other such agencies or consultants, or reporters or publications (“third party reviewers”) to access the Monthly Disclosure Report for purposes of evaluating or assessing the Portfolio, or to provide an investment rating concerning the Portfolio. Any such disclosure will be made subject to a confidentiality agreement limiting the use of the Monthly Disclosure Report to a proper purpose. The Monthly Disclosure Report will not be disclosed to any third party reviewer before it is disclosed to existing shareholders and prospective investors who have requested access.

Prospective investors seeking access to the Monthly Disclosure Report must complete an Online Access Application with the Adviser. The Application can be obtained by calling the Adviser at (800) 519-CUFS (2837). Prospective investors must certify that they are a state or federally chartered credit union that is Well Capitalized under Part 702 of the NCUA Rules and

Regulations that expects to meet the minimum requirements to invest in the Portfolio. Prospective investors must also agree to maintain the confidentiality of the Monthly Disclosure Report and agree that they will not disclose or transmit the contents of the Monthly Disclosure Report in any manner without the prior written consent of the Adviser. Upon submission of the Access Application, and the Adviser’s verification of the prospective investor’s status, the Adviser will contact the prospective investor to provide a password for access to the Monthly Disclosure Report. The Adviser may terminate access if it is not used, or if it appears to the Adviser to be used improperly.

The Adviser reserves the right to refuse to fulfill any request for portfolio data (including the Monthly Disclosure Report) from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Portfolio.

The Company may distribute or authorize the distribution of information about its portfolio holdings that is not publicly available to the third-party service providers of the Company, which include PFPC Trust Company, the custodian for the Portfolio; PFPC Inc., the administrator, accounting agent and transfer agent; Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom2Solutions and RR Donnelley, the financial printers; and Institutional Shareholder Services Inc. (“ISS”), the Portfolio’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Portfolio as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Portfolio shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of Portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Portfolio.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director *	Other Directorships Held by Director
DISINTERESTED DIRECTORS
Julian A. Brodsky Comcast Corporation 1500 Market Street, 35th Floor Philadelphia, PA 19102 DOB: 7/16/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications); Director, NDS Group PLC (provider of systems and applications for digital pay TV).	18	Director, Comcast Corporation; Director, AMDOLS Limited (service provider to telecommunication companies).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/7/43	Director	Since 2006	Consultant, financial services organizations from 1997 to present.	18	Kalmar Pooled Investment Trust; WT Mutual Fund; Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens).

Francis J. McKay Fox Chase Cancer Center 333 Cottman Avenue Philadelphia, PA 19111 DOB: 12/06/35	Director	1988 to present	Since 2000, Vice President, Fox Chase Cancer Center (biomedical research and medical care).	18	None

Arnold M. Reichman 106 Pierrepont Street Brooklyn, NY 11201 DOB: 5/21/48	Director	1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	18	None

Mark A. Sargent Villanova University School of Law 299 North Spring Mill Road Villanova, PA 19085 DOB: 4/28/51	Director	Since 2006	Dean and Professor of Law, Villanova University School of Law since July 1997.	18	Director, WT Mutual Fund.

Marvin E. Sternberg Moyco Technologies, Inc. 200 Commerce Drive Montgomeryville, PA 18936 DOB: 3/24/34	Director	1991 to present	Since 1974, Chairman, Director and President, Moyco Technologies, Inc. (manufacturer of precision coated and industrial abrasives). Since 1999, Director, Pennsylvania Business Bank.	18	Director, Moyco Technologies, Inc.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director *	Other Directorships Held by Director
Robert A. Straniere 300 East 57th Street New York, NY 10022 DOB: 3/28/41	Director	Since 2006	Member, New York State Assembly (1981- 2004); Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); Director, Weiss, Peck & Greer Fund Group (1992 to 2005); and Partner, Kantor-Davidoff (law firm) (2006 to date).	18	Director, Reich and Tang Group (asset management); Director, The Sparx Japan Fund.

INTERESTED DIRECTORS[2]
Robert Sablowsky Oppenheimer & Company, Inc. 200 Park Avenue New York, NY 10166 DOB: 4/16/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer). Since November 2004, Director of Kensington Funds.	18	Director, Kensington Funds.

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/25/38	Director	2002 to present	Director of PFPC Inc. from January 1987 to April 2002, Chairman and Chief Executive Officer of PFPC Inc. until April 2002, Executive Vice President of PNC Bank, National Association from October 1981 to April 2002, Director of PFPC International Ltd. (financial services) from August 1993 to April 2002, Director of PFPC International (Cayman) Ltd. (financial services) from September 1996 to April 2002; Governor of the Investment Company Institute (investment company industry trade organization) from July 1996 to January 2002; Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	18	Director, Cornerstone Bank.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director *	Other Directorships Held by Director
OFFICERS
Edward J. Roach 103 Bellevue Parkway Wilmington, DE 19809 DOB: 6/29/24	President and Treasurer	1991 to present and 1988 to present	Certified Public Accountant; Vice Chairman of the Board, Fox Chase Cancer Center; Trustee Emeritus, Pennsylvania School for the Deaf; Trustee Emeritus, Immaculata University; Managing General Partner, President since 2002, Treasurer since 1981 and Chief Compliance Officer since September 2004 of Chestnut Street Exchange Fund.	N/A	N/A

Tina M. Payne 301 Bellevue Parkway 2nd Floor Wilmington, DE 19809 DOB: 5/19/74	Secretary	2004 to present	Since 2003, Vice President and Associate Counsel, PFPC Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 2001 to 2003.	N/A	N/A

Salvatore Faia, Esquire, CPA Vigilant Compliance Services 186 Dundee Drive, Suite 700 Williamstown, NJ 08094 DOB: 12/25/62	Chief Compliance Officer	2004 to present	President, Vigilant Compliance Services, since 2004; Senior Legal Counsel, PFPC Inc. from 2002 to 2004; Chief Legal Counsel, Corviant Corporation (Investment Adviser, Broker-Dealer and Service Provider to Investment Advisers and Separate Account Providers) from 2001 to 2002.	N/A	N/A

*	Each Director oversees eighteen portfolios of the Company that are currently offered for sale.

1.	Subject to the Company’s Retirement Policy, each Director except Messrs. Giordano, Sargent and Straniere may continue to serve as a Director until the last day of the year 2011 or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company’s Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Retirement Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next annual meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

2.	Messrs. Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. The investment adviser to the Company’s Money Market Portfolio, BlackRock Institutional Management Corporation, the investment adviser to the Company’s Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc. and the Company’s principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an “interested Director” of the Company by virtue of his position as an officer of a registered broker-dealer.

The Board and Standing Committees

Board. The Board of Directors is comprised of nine individuals, two of whom are considered “interested” Directors as defined by the 1940 Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened six times during the fiscal year ended August 31, 2006.

Executive Committee. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. McKay, Reichman and Straniere. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2006.

Nominating Committee. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. Brodsky, McKay and Sargent. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company’s Secretary. The Nominating Committee convened once during the fiscal year ended August 31, 2006.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Portfolio and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2005. Messrs. Giordano, Sargent and Straniere were not Directors of the Company as of December 31, 2005.

Name of Director	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
DISINTERESTED DIRECTORS
Julian A. Brodsky	None	Over $100,000
Francis J. McKay	None	Over $100,000
Arnold M. Reichman	None	Over $100,000
Marvin E. Sternberg	None	None

INTERESTED DIRECTORS
J. Richard Carnall	None	None
Robert Sablowsky	None	Over $100,000

Directors’ and Officers’ Compensation

Since February 15, 2006, the Company pays each Director at the rate of $17,500 annually and $3,500 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. Each Director is also paid a fee of $350 for each telephonic Board meeting lasting one-half hour or less. In addition, the Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee receives an additional fee of $4,000 per year for his services. Prior to February 15, 2006, the Company paid each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board received an additional fee of $6,600 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2006, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Julian A. Brodsky, Director	$38,500	N/A	N/A	$38,500
Nicholas A. Giordano, Director*	$0	N/A	N/A	$0
Francis J. McKay, Director	$37,125	N/A	N/A	$37,125
Arnold M. Reichman, Director and Chairman	$31,250	N/A	N/A	$31,250
Mark A. Sargent, Director*	$0	N/A	N/A	$0
Marvin E. Sternberg, Director	$39,125	N/A	N/A	$39,125
Robert Straniere, Director*	$1,731	N/A	N/A	$1,731

Interested Directors:
J. Richard Carnall, Director and former Chairman	$34,300	N/A	N/A	$34,300
Robert Sablowsky, Director	$29,500	N/A	N/A	$29,500

Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer	$224,784	N/A	N/A	$224,784
Edward J. Roach, President and Treasurer	$43,000	$4,300	N/A	$47,300

*	Mr. Straniere was elected to the Board of Directors at a meeting held on May 25, 2006 and, therefore, the compensation reflected is for the period May 25, 2006 through August 31, 2006. Messrs. Giordano and Sargent were elected to the Board of Directors at a meeting held on September 6, 2006 and, therefore, received no compensation during the fiscal year ended August 31, 2006.

As of December 31, 2005, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently

Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company’s investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, Director or employee of the Advisers or the distributor currently receives any compensation from the Company.

Certain Interests of Independent Director

Mr. Brodsky serves as a member of the Board of Directors of Comcast Corporation (“Comcast”). Comcast has a $5 billion revolving credit facility with a lending syndicate of 27 banks, one of which is Merrill Lynch Bank USA (“ML Bank”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which owns a controlling interest in BlackRock, Inc., the parent company of BIMC. ML Bank’s obligation as part of the syndicate is limited to $100 million, or approximately 2.0% of the total amount of the credit facility. The credit facility is used for working capital, capital expenditures, commercial paper backup and other lawful corporate purposes. The highest amount outstanding on the ML Bank pro rata share of the credit facility during the period January 1, 2004 through December 31, 2005 (including any predecessor credit facility in effect during such period), based on month-end balances, was $21.8 million. There was no balance outstanding on the ML Bank pro rata share of the credit facility as of December 1, 2006. The interest rate on amounts drawn under the credit facility is based upon Comcast’s credit ratings. As of December 1, 2006, the interest rates are (i) for amounts undrawn, London Interbank Offered Rate (“LIBOR”) plus 8 basis points; (ii) for the first draw up to 50% drawn, LIBOR plus 35 basis points; and (iii) for amounts drawn greater than 50% drawn, LIBOR plus 45 basis points. During the period January 1, 2004 through December 31, 2005, Merrill Lynch participated as an underwriter in 1 (one) Comcast debt offering. Merrill Lynch did not serve as a joint book-running manager in that debt offering. Comcast has advised the Company that on average its institutional debt offerings include 23 firms in the underwriting syndicate and its retail debt offerings include 53 firms in the underwriting syndicate. For the underwriting services provided during this period, Merrill Lynch received fees from Comcast of approximately $300,000. Merrill Lynch also serves as the administrator to Comcast’s stock option plan and restricted stock plan and received an annual fee of no more than $800,000 for each of the two years in the period January 1, 2004 through December 31, 2005.

CODE OF ETHICS

The Company, the Adviser and PFPC Distributors, Inc. (“PFPC Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Portfolio. The Adviser employs ISS, a third party service provider, to assist in the voting of proxies. These procedures have been provided to ISS, who analyzes the proxies and makes recommendations, based on the Adviser’s policy, as to how to vote such proxies. A copy of the Adviser’s Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Portfolio voted proxies relating to portfolio securities for the period from commencement of operations through June 30, 2007 will be available, without charge, upon request, by calling the Adviser at (800) 519-CUFS (2837) and by visiting the SEC website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Prior to the date of this Statement of Additional Information, Bear Stearns Asset Management Inc. held all of the Portfolio’s outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc. (“Bear Stearns”), a publicly-traded Delaware corporation, serves as investment adviser to the Portfolio pursuant to an investment advisory agreement with the Company (the “Advisory Agreement”). Under the Advisory Agreement, BSAM will provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Adviser will provide the services rendered by it in accordance with the Portfolio’s investment objectives, restrictions and policies stated in the Prospectus and Statement of Additional Information. BSAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BSAM in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Agreement.

For its investment advisory services to the Portfolio, BSAM is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.48% of the Portfolio’s average daily net assets. BSAM is voluntarily waiving a portion of its advisory fee and reimbursing certain expenses in order to limit the Portfolio’s total annual portfolio operating expenses to 0.60% of the Portfolio’s average daily net assets. The fee waiver and expense reimbursement are not contractual, and can be terminated at any time.

The Portfolio bears its own expenses not specifically assumed by BSAM. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Portfolio include, but are not limited to the expenses listed in the Prospectus and the following (or the Portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Portfolio’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and directors’ meetings; (o) costs of independent pricing services to value a portfolio’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its directors and officers.

The Advisory Agreement was approved on November 8, 2006 for a term ended August 16, 2007 by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of such parties. The Advisory Agreement was approved by the sole shareholder of the Portfolio. The Advisory Agreement is terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days’ written notice to BSAM. The Advisory Agreement may also be terminated by BSAM on 60 days’ written notice to the Company. The Advisory Agreement terminates automatically in the event of assignment.

Revenue Sharing Arrangements

The Adviser may pay compensation, out of its own funds and not as an expense of the Portfolio, to Bear Stearns & Co., Inc. (“BSCO”) and other unaffiliated brokers, dealers or other financial Intermediaries (“Intermediaries”) in connection with the sale or retention of Portfolio shares and/or shareholder servicing. For example, the Adviser may pay compensation to BSCO or to Intermediaries for the purpose of promoting the sale of

Portfolio shares, maintaining share balances and/or for administrative or shareholder processing services. The payments will not exceed 0.20 percent of the amount of assets invested by the Intermediary’s customers (which could include current or aged assets of the Portfolio). The amount of these payments may be different for different Intermediaries.

Portfolio Manager

Other Accounts. The table below discloses accounts, as of September 30, 2006, other than the Portfolio, managed by a team led by Andrew Headley, who is primarily responsible for the day-to-day management of the Portfolio. None of the accounts identified below represent accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Andrew Headley, CFA	0	N/A	0	N/A	48	$7,161 Million

Material Conflicts of Interest. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Portfolio), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Portfolio.

Description of Compensation. Portfolio managers at BSAM are compensated with an annual salary and incentive bonus. The salary generally accounts for less than half of their total compensation from BSAM. In addition to product performance, they are paid based upon teamwork, asset growth and contribution to the franchise. Product performance for the CUFS MLP Mortgage Portfolio is examined relative to the 1-3 Month Components of the Lehman Brothers U.S. Treasury Bills Index and 1-Month LIBOR. In determining Mr. Headley’s compensation, there is no difference between the method used to determine Mr. Headley’s compensation with respect to the Portfolio and the Other Accounts disclosed above. All officers of BSAM who meet a total minimum compensation level participate in a restricted stock plan and a stock options plan and Mr. Headley is expected to satisfy the minimum compensation levels to participate in BSAM stock plans.

Securities Ownership. The Portfolio has not offered shares to the public as of the date of this Statement of Additional Information and, accordingly, the Portfolio Manager does not own any shares of the Portfolio as of that date. Furthermore, the Portfolio Manager will not purchase Shares of the Portfolio because the Portfolio is only available to credit unions, not individual investors.

Custodian Agreement

PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 is the custodian of the Portfolio’s assets pursuant to a Custodian Agreement dated August 16, 1988, as amended. Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio’s securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Portfolio’s operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Portfolio, provided that PFPC Trust Company remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Portfolio harmless from the acts and omissions of any sub-custodian. For its services to the Portfolio under the Custodian Agreement, PFPC Trust Company receives a fee calculated daily and payable monthly at the annual rate of 0.01% of the first $250 million of the Portfolio’s average gross assets; 0.0075% of the next $250 million of the Portfolio’s average gross assets; and 0.005% of the Portfolio’s average gross assets over $500 million. There is a minimum monthly fee of $1,200 for the Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolio. After one year from the implementation of these fees, PFPC Trust Company may adjust its fees once per calendar year, upon thirty days prior written notice in an amount not to exceed the cumulative percentage increase in the Consumer Price Index (CPI-U) U.S. City Average, All items (unadjusted), published by the U.S. Department of Labor since the last such adjustment in the monthly fees (or the implementation of these fees absent a prior adjustment).

Transfer Agency Agreement

PFPC, 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Distributors, serves as the transfer and dividend disbursing agent for the Portfolio pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which PFPC: (a) issues and redeems shares of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Portfolio. PFPC may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Portfolio under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $25,000 paid monthly, exclusive of out-of-pocket expenses and other charges. PFPC also receives reimbursement of its out-of-pocket expenses and other charges.

PFPC also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000,

based on the number of open accounts in each portfolio of the Company. In addition, PFPC provides services relating to the implementation of the Portfolio’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Portfolio will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

Administration and Accounting Agreement

PFPC serves as administrator to the Portfolio pursuant to an administration and accounting services agreement dated October 17, 2006 (the “Administration Agreement”). PFPC has agreed to furnish to the Portfolio statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Portfolio. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties and to act in good faith in performing services thereunder. PFPC shall be liable only for damages arising out of PFPC’s failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Portfolio, PFPC is entitled to receive a monthly fee calculated at an annual rate of:

•	0.08 % of the Portfolio’s first $250 million of average net assets;

•	0.06% of the Portfolio’s next $250 million of average net assets; and

•	0.04% of the Portfolio’s average net assets in excess of $500 million.

If at any time after the first 12 months of operation on PFPC’s systems, the Portfolio’s average net assets are less than $200 million, a minimum monthly fee of $13,333 will be charged beginning in the second year of operation.

On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Portfolio’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

DISTRIBUTION ARRANGEMENTS

Distribution Agreement

PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the distributor of the Portfolio pursuant to the terms of a distribution agreement, dated as of January 2, 2001, as supplemented (the “Distribution Agreement”). Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate efforts to solicit orders for the sale of the Portfolio’s shares. Shares of the Portfolio are continuously offered. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Portfolio.

Administrative Services Agent

PFPC Distributors provides certain administrative services to the Portfolio that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated as of May 29, 1998, as supplemented, between the Company and PFPC Distributors. These services include furnishing data processing and clerical services, acting as liaison between the Portfolio and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to receive a fee paid by PFPC from the fees PFPC receives from the Portfolio pursuant to the Administration Agreement.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for executing portfolio transactions for the Portfolio, subject to policies established by the Board of Directors and applicable rules. Debt and U.S. Government securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

In transactions for securities not actively traded on a securities exchange, the Portfolio will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.

For transactions involving securities actively traded on a securities exchange, in selecting brokers or dealers, the Adviser will consider various relevant factors, including, but not limited to: the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolio are offered solely to eligible state and federally chartered credit unions and the NCUA may impose restrictions on eligible purchasers. The minimum initial investment in the Portfolio is $20 million and the minimum subsequent investment is $1 million. The minimum initial and subsequent investment requirement may be reduced or waived from time to time at the Adviser’s discretion. You may purchase shares directly by mail or wire. You must complete an account application before sending funds in payment for shares. To purchase shares, call (800) 519-CUFS (2837).

Generally, redemption proceeds will be paid within seven days after the receipt of a valid redemption request; however, redemption proceeds for recently-purchased Portfolio Shares paid for by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio’s shares by making payment in whole or in part in kind, which means that the Company will distribute to the redeeming shareholder securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act; as a result, the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in kind.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or the Portfolio from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

Shares of the Portfolio are priced at their net asset value (“NAV”). The NAV per Share is calculated as follows:

NAV	=	Value of Assets Attributable to the Portfolio - Value of Liabilities Attributable to the Portfolio
Number of Outstanding Shares of the Portfolio

The Portfolio’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days and other portfolio investments (other than shares of other open-end investment companies) are valued by an independent pricing service. When price quotes are not available from such services or are deemed to be unreliable, securities may be fair valued in accordance with procedures adopted by the Company’s Board of Directors.

Relying on prices supplied by independent pricing services, dealers or using fair valuation involves the risk that the values used by the Portfolio to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Subject to the approval of the Company’s Board of Directors, the Portfolio may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Portfolio’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company’s Valuation Committee under the direction of its Board of Directors.

TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolio that are not described in the Prospectus.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the laws and regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect.

Federal Taxes

The Portfolio intends to qualify in each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Portfolio generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. The Portfolio intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Portfolio were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.

In addition to satisfaction of the Distribution Requirement, the Portfolio must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership. Also, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities (including equity securities of a qualified publicly traded partnership) of such issuer), and no more than 25% of the value of the Portfolio’s total assets may be invested (1) in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) in the securities of two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses or (3) in the securities of one or more qualified publicly traded partnerships. The Portfolio intends to comply with these requirements.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

State and Local Taxes

Although the Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 30 billion shares of common stock at a par value of $0.001 per share. Currently, 26.773 billion shares have been classified into 106 classes as shown in the table below, however, the Company only has 26 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Class of Common Stock	Number of Authorized Shares (millions)
A (Growth & Income)	100
B	100
C (Balanced)	100
D (Tax-Free)	100
E (Money)	500
F (Municipal Money)	500
G (Money)	500
H (Municipal Money)	500
BBB	100
CCC	100
DDD (Robeco Boston Partners Institutional Small Cap Value Fund II)	100
EEE (Robeco Boston Partners Investors Small Cap Value Fund II)	100
FFF	100
GGG	100
HHH	100
III (Robeco Boston Partners Long/Short Equity-Institutional Class)	100

Class of Common Stock	Number of Authorized Shares (millions)
I (Sansom Money)	1,500
J (Sansom Municipal Money)	500
K (Sansom Government Money)	500
L (Bedford Money)	1,500
M (Bedford Municipal Money)	500
N (Bedford Government Money)	500
O (Bedford N.Y. Money)	500
P (RBB Government)	100
Q	100
R (Municipal Money)	500
S (Government Money)	500
T	500
U	500
V	500
W	100
X	50
Y	50
Z	50
AA	50
BB	50
CC	50
DD	100
EE	100
FF (n/i numeric Emerging Growth)	50
GG (n/i numeric Growth)	50
HH (n/i numeric Mid Cap)	50
II (Baker 500 Growth Fund)	100
JJ (Baker 500 Growth Fund)	100
KK	100
LL	100
MM	100
NN	100
OO	100
PP	100
QQ (Robeco Boston Partners Institutional Large Cap)	100
JJJ (Robeco Boston Partners Long/Short Equity-Investor Class)	100
KKK (Robeco Boston Partners Funds)	100
LLL (Robeco Boston Partners Funds)	100
MMM (n/i numeric Small Cap Value)	100
NNN (Bogle Investment Management Small Cap Growth – Institutional Class)	100
OOO (Bogle Investment Management Small Cap Growth – Investor Class)	100
PPP (Schneider Value Fund)	100
QQQ (Institutional Liquidity Fund for Credit Unions)	2,500
RRR (Liquidity Fund for Credit Unions)	2,500
SSS (Robeco WPG Core Bond Fund – Retirement Class)	100
TTT (Robeco WPG Core Bond Fund – Institutional Class)	50
UUU (Robeco WPG Tudor Fund – Institutional Fund)	50
VVV (Robeco WPG Large Cap Growth Fund – Institutional Class)	50
WWW (Senbanc Fund)	50
XXX (Robeco WPG Core Bond Fund – Investor Class)	100
YYY (Bear Stearns CUFS® MLP Mortgage Portfolio)	100
ZZZ (Marvin & Palmer Large Cap Growth Fund)	100
AAAA (Bear Stearns Enhanced Yield Fund)	100
Select (Money)	700
Beta 2 (Municipal Money)	1
Beta 3 (Government Money)	1
Beta 4 (N.Y. Money)	1
Principal Class (Money)	700
Gamma 2 (Municipal Money)	1
Gamma 3 (Government Money)	1
Gamma 4 (N.Y. Money)	1
Bear Stearns Money	2,500
Bear Stearns Municipal Money	1,500
Bear Stearns Government Money	1,000
Delta 4 (N.Y. Money)	1
Epsilon 1 (Money)	1
Epsilon 2 (Municipal Money)	1
Epsilon 3 (Government Money)	1
Epsilon 4 (N.Y. Money)	1
Zeta 1 (Money)	1
Zeta 2 (Municipal Money)	1
Zeta 3 (Government Money)	1

Class of Common Stock	Number of Authorized Shares (millions)
RR (Robeco Boston Partners Investors Large Cap)	100
SS (Robeco Boston Partners Adviser Large Cap)	100
TT (Robeco Boston Partners Investors Mid Cap)	100
UU (Robeco Boston Partners Institutional Mid Cap)	100
VV (Robeco Boston Partners Institutional All Cap Value)	100
WW (Robeco Boston Partners Investors All Cap Value)	100
YY (Schneider Capital Small Cap Value)	100
ZZ	100
AAA	100
Zeta 4 (N.Y. Money)	1
Eta 1 (Money)	1
Eta 2 (Municipal Money)	1
Eta 3 (Government Money)	1
Eta 4 (N.Y. Money)	1
Theta 1 (Money)	1
Theta 2 (Municipal Money)	1
Theta 3 (Government Money)	1
Theta 4 (N.Y. Money)	1

The classes of common stock have been grouped into separate “families.” There are eight families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the n/i numeric investors family of funds, the Robeco Investment Funds Family, the Bogle Investment Management Family, the Hilliard Lyons Family and the Bear Stearns Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the n/i numeric investors family of funds represents interests in four non-money market portfolios; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; the Hilliard Lyons Family represents interests in one non-money market portfolio; and the Bear Stearns Family represents interests in one non-money market portfolio.

Each Share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other Share that represents an interest in the Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, Shares of the Portfolio will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution plan or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Portfolio means, with respect to the approval of the advisory agreement or a change in the Portfolio’s fundamental investment limitations, the lesser of (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

MISCELLANEOUS

Counsel

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and independent legal counsel to the Disinterested Directors.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, serves as the Portfolio’s independent registered public accounting firm.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the highest rating category.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc. (“Fitch”) short-term ratings scale applies to foreign currency and local currency. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not rate the issuer or issue in question.

“Withdrawn” – A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch deems sufficient.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)”– Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or hold a weaker industry position. Ratings in this category would also be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be of only adequate credit quality, one step up from being speculative. While not yet defined as speculative, the “R-2 (low)” category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-3 (high),” “R-3 (middle),” “R-3 (low)” – Short-term debt rated “R-3” is speculative, and within the three sub-set grades, the capacity for timely repayment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments or the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable in the near term to nonpayment than other lower-rated issues. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments on the obligation.

In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to non-payment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“N.R.” – Not rated.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay Foreign Currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not rate the issuer or issue in question.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA”– Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable.

There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non investment-grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often has characteristics which, if not remedied, may lead to default. In practice, there is little difference between these categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including rating on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

APPENDIX B

BSAM Proxy Voting Policies and Procedures

Effective Date:	October 1, 2006
Approver:	Barbara Keller, BSAM CCO
Policy Owner:	BSAM Compliance
Functional and Geographic Applicability:	BSAM U.S. personnel
Last Revision Date:	August , 2004
Next Review Date:	March 31, 2007

Policy

Bear Stearns Asset Management Inc. (“BSAM”) has been authorized by the vast majority of its clients to vote proxies relating to the securities held in their portfolios. This authority carries with it the responsibility on BSAM’s part to analyze the issues connected with shareholder votes, evaluate the probable impact on share prices and vote proxies in what it views to be the best interests of its clients. This duty arises from the fact that an investment adviser’s proxy votes can affect the outcome of a shareholder vote and, consequently, the value of the securities held by its clients. Proxy-voting is therefore integral to an adviser’s investment management process.

At BSAM, the duty to monitor corporate developments and vote proxies falls upon its portfolio managers. Since BSAM’s portfolio managers acquire an enormously diverse and substantial number of securities, BSAM has determined to augment its internal research on corporate governance with the services of Institutional Shareholder Services, Inc. (“ISS”), an independent firm that specializes in analyzing shareholder voting matters, issuing research reports on such matters and making objective voting recommendations intended to maximize shareholder value. ISS currently covers domestic and foreign shareholder votes.

Voting Procedures

Authority to Vote. As part of its fiduciary duty as an investment adviser, BSAM votes proxies for all clients who have not expressly reserved proxy-voting responsibility to themselves. Employee benefit plan clients covered by ERISA may reserve the right to vote proxies to themselves only if their governing instruments expressly provide therefore.

Independent Proxy Research. All proxies received by BSAM from issuers of securities held in BSAM’s managed accounts are initially referred to ISS for its analysis and recommendation as to each matter being submitted for a vote. This referral of proxies to ISS is intended to avoid any possible conflict of interest that may exist between BSAM, BSAM’s clients and the issuers of the securities whose proxies are being voted. ISS’s recommendations are reported to the relevant BSAM portfolio managers who may or may not follow such recommendations depending upon the results of their own research and their familiarity with the companies and issues in question. Where and to the extent BSAM’s portfolio managers agree with an ISS recommendation regarding a specific vote, ISS will vote the proxies reflecting its recommendation on behalf of BSAM’s clients. Given the depth and breadth of ISS’s corporate governance research, and given its single-minded focus on the objective pursuit of shareholder value, it is expected that BSAM’s proxies will generally be voted in accordance with ISS’s recommendations.

To assure its own independence from issuers, ISS maintains and enforces a “Chinese Wall” that separates the staff and systems involved in proxy analysis operations and corporate governance consulting services. Additionally, ISS provides BSAM a representation confirming that ISS does not face a conflict of interest in respect to each issuer every time for which ISS casts a proxy vote.

In the event that a conflict of interest does arise, ISS will inform BSAM of their inability to vote. ISS’s research group will provide a complete analytical summary, but will not issue a final vote recommendation. BSAM will have the responsibility to provide ISS with the specific voting recommendation.

Portfolio Manager Election/Proxy Committee

In certain circumstances, one or more BSAM portfolio managers may disagree with an ISS recommendation and elect to diverge from ISS’s recommendation. It is possible, that with respect to a particular vote, a BSAM portfolio manager may wish to vote proxies in accordance with ISS’s recommendations for certain of its clients and differently for other clients with different investment objectives, risk profiles or time horizons. In each such case, the portfolio manager in question must notify BSAM’s Proxy Committee of such an election before instructing ISS to vote any proxies.

The Proxy Committee is responsible for determining whether any of the portfolio managers involved in the election or BSAM has a conflict of interest which would affect the proxies being voted. BSAM’s Chief Compliance Officer (or designee) will conduct the conflict investigation on behalf of the Proxy Committee and report his findings to the other members. If a conflict is found to exist, the portfolio manager challenging the ISS recommendation in question will not be permitted to vote the proxies and the proxies will be voted in accordance with ISS’s recommendation. Where ISS does not cover a company or otherwise cannot recommend a vote, BSAM’s portfolio managers will vote the proxies solely in accordance with their own views unless the Proxy Committee determines that a conflict of interest exists. If the Proxy Committee determines that a conflict of interest exists, the portfolio manager will refer the matter to his or her clients and recommend that they vote the proxies themselves. In any such case, the referral of a voting matter to clients will be undertaken jointly by the relevant portfolio managers and a member of BSAM’s Legal & Compliance group in order to make certain that the voting issue and its implications for the company in question are described and discussed in an even-handed manner, with full disclosure of the relevant conflict of interest.

Conflicts of Interest

Any circumstance or relationship which would compromise a portfolio manager’s objectivity in voting proxies in the best interests of his/her clients would constitute a conflict of interest. Whether any such conflict exists for proxy-voting purposes will be determined by the Proxy Committee. The Proxy Committee is comprised of BSAM’s Chief Financial Officer, Head of Operations, Chief Investment Officers, General Counsel, and Chief Compliance Officer (or their respective designees). The Proxy Committee will deem a conflict to exist whenever BSAM or one of its portfolio managers has a personal or business interest in the outcome of a particular matter before shareholders. A conflict would arise, for example, in any case where BSAM has a business or financial relationship with a company whose management or shareholders are soliciting proxies. Another example of a conflict of interest would be where BSAM or one of its portfolio managers is related to an incumbent director or a candidate seeking a seat on the board. Putative conflicts of interest deemed by the Proxy Committee to be immaterial to a shareholder vote will not disable BSAM’s portfolio managers from voting proxies where they disagree with ISS or ISS has given no voting recommendation. In addition, the existence of an issue with respect to which BSAM is determined to have a conflict of interest will not prevent its portfolio managers from voting on other issues on the same proxy with respect to which BSAM does not have a conflict of interest.

In this regard, it should be noted that BSAM is a subsidiary of a world-wide, full-service investment banking and brokerage firm. As such, BSAM could be subject to a much wider array of potential conflicts of interest affecting its proxy votes on behalf of clients than if it were a stand-alone investment advisor. In order to minimize such conflicts with affiliated business units, however, BSAM has erected a Chinese Wall around itself which is designed to prevent BSAM and its affiliates from influencing each other’s businesses and which has the consequential effect of minimizing inter-unit conflicts.

As a matter of policy, BSAM’s Proxy Committee will presume the existence of a conflict of interest for proxy-voting purposes whenever:

•	a current BSAM client is affiliated with a company soliciting proxies or has communicated its view to BSAM on an impending proxy vote; or

•	the portfolio manager responsible for voting a proxy has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

•	a third-party with an interest in the outcome of a shareholder vote has attempted to influence either BSAM or the portfolio manager responsible for voting a proxy; or

•	a company with respect to which proxies are being solicited is on the Bear Stearns Corporate Finance Restricted List.

Duty to Report

Any Bear Stearns employee who is aware of any actual or apparent conflict of interest relevant to, or any attempt to improperly influence, how Bear Stearns or an AR votes its proxies has a duty to disclose the existence of the situation to IA Compliance.

Client Elections

If a BSAM client who has authorized BSAM to vote proxies on its behalf nevertheless instructs BSAM to vote its proxy in a fashion different from ISS’s recommendation with respect to such vote, BSAM will vote the proxy in accordance with the client’s written instructions.

Securities on Loan

When a security held in an account managed by BSAM is loaned to a third party, the loan agreement normally provides for the borrower to vote any proxies on shareholder matters that arise during the term of the loan. If, in the opinion of BSAM’s portfolio manager responsible for the account, it is important for any such proxy to be voted on behalf of client accounts notwithstanding the economic benefits attributable to the loan, the portfolio manager will arrange to terminate the loan prior to the date on which the proxy is to be voted. If the portfolio manager in question is uncertain as to whether a loan should be terminated in order to vote a proxy, he or she may refer the matter to the Proxy Committee for its determination.

Record-Keeping

BSAM will, for a period of at least five years, maintain or have ready access to the following documents:

•	a copy of BSAM’s current Proxy-Voting Policies and Procedures.

•	a copy of each proxy statement received by BSAM regarding securities held on behalf of its clients (which may be obtained from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system and maintained by ISS).

•	a record of each vote cast by BSAM on behalf of its clients (maintained by ISS).

•	a copy of any document created by BSAM that was material to a proxy vote on behalf of clients.

•	a copy of each written request received from a client as to how BSAM voted proxies on its behalf and a copy of any written response from BSAM to any oral or written client request for information as to how BSAM voted proxies on its behalf.

Where BSAM relies upon ISS to maintain any of the above records, it has obtained an undertaking from ISS to provide copies of such records promptly upon BSAM’s request.

Disclosure to Client

BSAM will include a summary of its Proxy-Voting Policies and Procedures in Part II of its Form ADV. A copy of BSAM’s Proxy-Voting Policies and Procedures will also be made available to any client upon request. All BSAM clients will be provided with a contact at BSAM from whom they may obtain the proxy-voting records with respect to the securities held in their accounts.

ISS Performance Review

Since BSAM is relying to a large extent on the corporate governance research and proxy-voting recommendations of ISS, its Proxy Committee will annually review the effectiveness of ISS’s services from both substantive and administrative viewpoints. Substantive reviews will focus on evaluations by BSAM’s Proxy Committee as to whether ISS’s policies are consistent with the maximization of shareholder value and will also review any changes ISS may have made on a year on year basis. The administrative review will focus on the timeliness and completeness of ISS’s proxy-voting procedures and updates to its Proxy Voting Guidelines.

ISS Recommendations

Following are BSAM’s voting policies with respect to the most common matters submitted for shareholder votes. These policies are based on ISS’s current voting recommendations.

Recordkeeping

See above

Associated Policies

BSAM Disclosure Requirements for Clients, Third Parties, and Regulatory Authorities Policies and Procedures

Regulatory Authority

Investment Advisers Act Rule 206(4)-6, Interpretative Release 2106 (2003)

ISS Concise Summary of 2006 U.S. Proxy Voting Guidelines

Updated Jan. 12, 2006

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of the Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board;

•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

•	A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

•	Two-thirds independent board;

•	All-independent key committees;

•	Established governance guidelines;

•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•	Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

•	The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

•	The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

•	An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•	The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

•	Market reaction - How has the market responded to the proposed deal?

•	Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s length? Was the process fair and equitable?

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

•	Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites for non-employee directors; and

•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;

•	The company already evaluates and substantially discloses such information; or,

•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s net asset value;

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

2006 ISS Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; and

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit